As filed with the Securities and Exchange Commission on March 21, 2006

Securities Act Registration No. 333-127253

Investment Company Act File No. 811-21791

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

(CHECK APPROPRIATE BOX OR BOXES)

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 2

and

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 2

Global Income & Currency Fund Inc.

(Exact Name of Registrant as Specified in Charter)

4 World Financial Center, 5th Floor, New York, NY 10080

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (212) 449-4742

Andrew J. Donohue, Esq.

IQ Investment Advisors LLC

4 World Financial Center, 5th Floor, New York, NY 10080

(Name and Address of Agent for Service)

COPY TO:

Margery K. Neale, Esq. Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019-6099	Leonard B. Mackey, Jr., Esq. Clifford Chance US LLP 31 West 52nd Street New York, NY 10019-6118

Approximate Date of Proposed Public Offering:    As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☐

It is proposed that this filing will become effective (if appropriate, check box)

☐ when declared effective pursuant to section 8(c).

If appropriate, check the following boxes:

☐ This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐ This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is             .

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)
Common Stock ($.001 par value per share)	50,000 Shares	$20.00	$1,000,000	$117.70

(1)	Estimated solely for the purpose of calculating the registration fee.
(2)	Paid at time of previous filing.

The information required to be included in this Registration Statement by Part A and Part B of Form N-2 is contained in the prospectus that follows. The information required to be in this Registration Statement by Part C of Form N-2 follows the prospectus.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

The information contained in this prospectus is not complete and may be changed. The Fund may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion

Preliminary Prospectus dated March 21, 2006

PROSPECTUS

Shares
Global Income & Currency Fund Inc.
Common Stock $20.00 per Share

Global Income & Currency Fund Inc. (the “Fund”) is a corporation organized under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940 as a closed-end, non-diversified management investment company. The Fund has an interval fund structure pursuant to which the Fund, subject to applicable law, will conduct annual repurchase offers for between 5% and 25% of the Fund’s outstanding shares. The Fund’s investment objective is to provide current income while also seeking total returns. The Fund seeks to achieve its investment objective by constructing and actively managing a portfolio of investments that provides long and short exposure to selected foreign currencies. The Fund’s portfolio will be comprised of fixed income securities and investments in other instruments that provide long and short exposure to currencies selected by the subadviser using an investment process described in this prospectus.

This prospectus relates to the offering of securities of the Fund, for which the Fund has applied for listing, subject to notice of issuance, on the New York Stock Exchange, Inc. (“NYSE”) under the ticker symbol “GCF.”

Shares of closed-end investment companies that are listed on an exchange, such as those of the Fund, frequently trade at prices that reflect a discount from their net asset values. If you purchase the Fund’s shares in its initial public offering or otherwise and sell the shares on the NYSE or otherwise, you may receive an amount that is less than: (1) the amount you paid for the shares; and/or (2) the net asset value of the Fund’s shares at the time of sale. The Fund is a newly formed entity and has no previous operating or trading history upon which you can evaluate the Fund’s performance.

Investing in the Fund involves certain risks. The Fund will bear the risk of the foreign currencies increasing or decreasing in value in a manner that would be unfavorable to the investments made by the Fund. The Fund will use derivative instruments, including forward contracts, to gain exposure to foreign currencies. These instruments involve risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying these instruments. Furthermore, the use of derivatives may involve leverage. The use of leverage can magnify the effects of changes in the value of the Fund, make the Fund more volatile, and cause investors in the Fund to lose more money in adverse environments.

Investing in the Fund’s shares involves certain risks. See “ Risk Factors and Special Considerations.”

	Per Share	Total(3)
Public offering price	$20.00	$
Sales load(1)	$.90	$
Proceeds, before expenses, to the Fund(2)	$19.10	$

(1)	The Fund has agreed to pay its underwriters $.00667 per share of common stock as a partial reimbursement of expenses incurred in connection with the offering. See “Underwriting.”
(2)	The Fund’s adviser has agreed to pay all of the Fund’s organizational expenses. Offering expenses to be incurred by the Fund are estimated to be $ .
(3)	The underwriters have an option to purchase up to an additional shares of the Fund at the public offering price, less the sales load, within 45 days of the date of this prospectus to cover any overallotments. If the underwriters exercise this option in full, the total public offering price, sales load, estimated offering expenses and proceeds, before expenses, to the Fund will be $ , $ , $ , and $ , respectively. See “Underwriting.”

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has determined whether this prospectus is truthful or complete, nor have they made, nor will they make, any determination as to whether anyone should purchase these securities. Neither the SEC nor any state securities commission has approved or disapproved these securities. Any representation to the contrary is a criminal offense. This prospectus provides information that you should know about the Fund before investing. Please read this prospectus carefully and keep it for future reference. Information required to be in the Fund’s Statement of Additional Information is found in this prospectus.

The SEC maintains a website (http://www.sec.gov) that contains the annual and semi-annual reports and other information regarding registrants that file electronically with the SEC. Additional information about the Fund has been filed with the SEC and is available upon written or oral request and without charge. For a free copy of the Fund’s annual or semi-annual report (following the Fund’s completion of an annual or semi-annual period, as applicable) or to request other information or ask questions about the Fund, call IQ Investment Advisors LLC at 877-449-4742. Following the Fund’s initial public offering, stockholders will be able to obtain information about the Fund, including the Fund’s semi-annual and annual reports, without charge, on the IQ Investment Advisors LLC’s website (www.IQIAFunds.com). This reference to the website does not incorporate the contents of the website into this prospectus.

The shares will be ready for delivery on or about                      , 2006.

Merrill Lynch & Co. Crowell, Weedon & Co.	Citigroup Ferris, Baker Watts Incorporated	Nuveen Investments, LLC Fixed Income Securities, LP

J.J.B. Hilliard, W.L. Lyons, Inc.	Ladenburg Thalmann & Co. Inc.	RBC Capital Markets

Stifel Nicolaus	Wedbush Morgan Securities Inc.	Wells Fargo Securities

The date of this prospectus is                      , 2006.

You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information provided by this prospectus is accurate as of any date other than the date on the front of this prospectus. The Fund’s business, financial condition and results of operations may have changed since the date of this prospectus.

Information about the Fund can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. This information also is available on the SEC’s website at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549-0102.

SUMMARY OF TERMS

The following provides a summary of certain information contained in this prospectus relating to Global Income & Currency Fund Inc. and its shares and does not contain all of the information that you should consider before investing in the Fund or purchasing its shares. The information is qualified in all respects by the more detailed information included elsewhere in this prospectus and in the appropriate Registration Statements filed with the U.S. Securities and Exchange Commission.

The Fund

Global Income & Currency Fund Inc. (the “Fund”) is a corporation organized under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “Investment Company Act”) as a closed-end, non-diversified management investment company. The Fund has an interval fund structure pursuant to which the Fund, subject to applicable law, will conduct annual repurchase offers for between 5% and 25% of the Fund’s outstanding shares. See “Annual Repurchases of Securities.”

The Offering

The Fund is offering              shares of its common stock at an initial offering price of $20.00 per share through a group of underwriters led by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPFS”), an affiliate of Merrill Lynch & Co., Inc. (“Merrill Lynch”). An investor buying shares during the Fund’s initial public offering must purchase at least 100 shares of the Fund’s common stock. The underwriters have an option to purchase up to an additional              shares of the Fund within 45 days of the date of this prospectus to cover any overallotments.

Investment Objective

The Fund’s investment objective is to provide current income while also seeking total returns. There can be no assurance that the Fund will achieve its investment objective or be able to structure its investments as anticipated. The Fund is not intended as a complete investment program.

Investment Strategy

The Fund seeks to achieve its investment objective by constructing and actively managing a portfolio of investments that provides long and short exposure to selected foreign currencies. The Fund’s portfolio will be comprised of short-term fixed income securities and investments in other instruments that provide long and short exposure to the Eligible Currencies (as defined below) selected by the subadviser using the investment process described below. In implementing its investment strategy, the subadviser begins the investment process by investing all or substantially all of the Fund’s assets primarily in short-term debt securities, including, but not limited to, foreign sovereign debt securities, securities issued by U.S. Government agencies and instrumentalities, debt obligations of corporate issuers and other debt securities that the subadviser believes are appropriate investments for the Fund (the “Debt Securities”). Following its investment in the Debt Securities, the subadviser generally will make investments in forward contracts and other instruments that provide exposure to selected foreign currencies as described below. In addition, the subadviser also may invest the Fund’s assets in interest rate swaps, credit default swaps and other debt security derivatives in managing the Fund’s portfolio investments.

The Fund will seek to gain exposure to selected foreign currencies by investing a majority of its net assets directly in short-term foreign sovereign debt securities. In markets where the subadviser is unable to gain the desired exposure to the selected foreign currencies through foreign sovereign debt, or where the subadviser believes that it is not in the best interest of the Fund to do so, the subadviser generally will invest in other instruments that provide exposure to the selected foreign currencies. Instruments that provide exposure to the selected foreign currencies include, but are not limited to, cash settled currency forward contracts including non-deliverable currency forward contracts (“NDFs”), currency swap contracts, and other currency derivatives deemed appropriate by the subadviser (the “Currency Contracts”). To the extent necessary, certain Debt Securities will serve as collateral for the Fund’s Currency Contracts.

In seeking to achieve its investment objective, the Fund’s subadviser will employ an investment process to create and manage the Fund’s portfolio of investments. Initially, and approximately on a monthly basis thereafter, the subadviser will perform a series of screens to identify a pool of eligible foreign currencies (the “Eligible Currencies”). In constructing this pool of Eligible Currencies, the subadviser will review the global currency markets and establish a universe of currencies selected from countries that, in the opinion of the subadviser, have a well developed capital market infrastructure. This universe will then be screened to remove currencies whose value is determined by reference to other currencies (i.e., “pegged currencies”) and currencies that, in the opinion of the subadviser, do not have sufficient trading liquidity. Next, the subadviser will analyze political and economic factors to eliminate currencies believed by the subadviser to be too volatile or otherwise undesirable for investment at that time. The political factors may include, but are not limited to, a country’s relative level of democracy and governmental stability. The economic factors may include, but are not limited to, a country’s level of inflation, fiscal policy, central bank independence, and the size and growth of the country’s economy. A substantial portion of the Fund’s investment in foreign currencies may be in currencies of countries that are considered to be emerging or developing nations, subject to the Concentration Thresholds defined below. Some of the Eligible Currencies may be issued by foreign governments that have a foreign currency debt credit rating of below investment grade, also subject to the Concentration Thresholds defined below. See “Risk Factors and Special Considerations.” The pool of Eligible Currencies, their geographic location, and their foreign currency debt credit rating, as of the date indicated, is set out in Appendix A of this prospectus. The Eligible Currencies may be expected to change over time.

The Eligible Currencies will be ranked by the subadviser from highest yielding to lowest yielding based upon the yield of local short-term government obligations denominated in that country’s currency, adjusted for local inflation. The Fund will then make investments in securities or instruments providing long exposure to seven to twelve of the highest yielding Eligible Currencies and investments in securities or instruments providing short exposure to seven to twelve of the lowest yielding Eligible Currencies. In making these investments that provide long and short exposure, the Fund will invest in the Eligible Currencies by buying or selling foreign sovereign debt securities, or alternatively through the use of Currency Contracts that provide exposure to the Eligible Currencies (collectively, the “Currency Investments”). The subadviser expects to obtain its long exposure to the Eligible Currencies primarily through direct investment in foreign sovereign debt securities. The subadviser expects to obtain its short exposure to the Eligible Currencies primarily through the use of Currency Contracts.

The process of ranking the Eligible Currencies will be repeated approximately on a monthly basis, with new Currency Investments being made when necessitated by changes in such rankings. The notional amount of the Fund’s long exposure to Currency Investments and the notional amount of the Fund’s short exposure to Currency Investments are each expected to be reweighted quarterly to approximately each be equal to, or less than, the value of the Fund’s Debt Securities, at such time. The Currency Contracts have the economic effect of financial leverage by creating investment exposure, as well as the potential for loss, that exceeds the Fund’s net assets. The Fund, however, intends to manage its Currency Contracts so that the Fund’s aggregate present net obligations under the Currency Contracts will at no time exceed the value of its Debt Securities.

The Fund’s Currency Contracts are currently expected to consist primarily of currency forward contracts, including NDFs, that are contractually required to settle in cash. A forward contract on foreign currencies involves obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the over-the-counter (“OTC”) derivatives market and entered into directly between currency traders and their customers. A NDF is a particular type of cash-settled forward contract that is generally used to gain exposure to a non-convertible or relatively thinly traded foreign currency. NDFs are often used when seeking to take positions in the currencies of emerging market countries. When taking positions in the currencies of developed countries, the Fund may enter into traditional forward contracts, with the added requirement that the contract settle only in cash (i.e., delivery of the underlying currency may not be used to settle the contract).

The Fund may invest in all types of debt securities of governmental issuers in all countries, including emerging market countries. These sovereign debt securities may include: fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; fixed income securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between emerging market governments and financial institutions; or fixed income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development. Sovereign government and supranational debt involve all the risks described herein regarding foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation.

In establishing positions that provide long exposure to seven to twelve different currencies, and positions that provide short exposure to seven to twelve different currencies, the subadviser seeks to minimize the effect of any one particularly volatile currency. In seeking to mitigate the risks of the Fund’s Currency Investments, the Fund will seek to adhere to the following concentration thresholds (the “Concentration Thresholds”). The Fund’s long exposure to Currency Investments issued by foreign governments with a foreign currency debt credit rating of below investment grade (BBB- by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) or Baa3 by Moody’s Investor Services, Inc. (“Moody’s”)) will not constitute more than 25% of the Fund’s long exposure to Currency Investments. Similarly, the Fund’s short exposure to Currency Investments issued by foreign governments with a foreign currency debt credit rating of below investment grade (BBB- by S&P or Baa3 by Moody’s) will not constitute more than 25% of the Fund’s short exposure to Currency Investments. In addition, the Fund’s net exposure (i.e., the difference between the Fund’s long exposure to Currency Investments and short exposure to Currency Investments) to a single geographic region (as described in Appendix A) will not exceed 40% of its net assets. Finally, the Fund’s exposure to any single foreign currency, excluding the U.S. dollar, will not exceed 15% of its net assets. These policies are not fundamental policies and therefore may be changed without stockholder approval.

The subadviser currently expects to re-evaluate the Fund’s Currency Investments on a monthly basis by re-ranking the Currency

Investments according to yield while seeking to adhere to the Concentration Thresholds. In addition, the subadviser will regularly monitor the Fund’s portfolio and will adjust its Currency Investments in accordance with a proprietary risk reduction methodology intended to reduce or eliminate certain Currency Investments when it appears, in the opinion of the subadviser, that market conditions or trends will cause the value of those Currency Investments to decline significantly. There can be no assurance that the subadviser’s proprietary risk reduction methodology will work as intended.

In pursuing its investment objective, it is anticipated that the Fund’s net income, if any, primarily will be generated from the Fund’s Debt Securities, with the remaining portion generated by positive returns, if any, from the Fund’s Currency Contracts. The Fund believes that its investments in the Debt Securities and the Currency Contracts will generate varying returns based upon market conditions and global interest rates.

The Fund will monitor the amount of returns received from its assets invested in the Currency Contracts, and the risk profile of the Currency Contracts relative to the Debt Securities. The Fund seeks to allocate its investments so that over time the Fund receives the greatest portion of its returns from the Debt Securities, and that its portfolio’s risk of loss primarily originates from investments in the Debt Securities. If the Fund’s returns and risk of loss over a protracted period result from the Currency Contracts, the Fund may be subject to certain additional risks. See “Risk Factors and Special Considerations—Principal Risks—Loss of Investment Company Status.”

Under normal circumstances, at least 80% of the value of the Fund’s net assets (including the proceeds of any borrowings) will be invested in the Fund’s Debt Securities and Currency Contracts. The 80% policy is not a fundamental policy and therefore may be changed without stockholder approval. However, we will not change or modify this policy unless we provide stockholders with at least 60 days’ prior notice.

Who Should Invest

The Fund is designed for investors seeking to diversify their investment portfolio or specifically to gain exposure to the currency markets who believe that the Fund’s investment strategy has the ability to generate positive returns over the investor’s time horizon. The Fund seeks to earn positive returns by actively managing a portfolio of investments that provides both long exposure to selected foreign currencies that the subadviser believes will outperform market expectations, as implied by the forward price, and short exposure to selected foreign currencies that the subadviser believes will underperform market expectations, as implied by the forward price. As described in this prospectus, the Fund will earn a positive return from its long exposure to selected foreign currencies if these selected foreign currencies in the aggregate do not depreciate in value, relative to the U.S. dollar, more than the difference in the average short term foreign government yields and short term U.S. government yields. Similarly, the Fund will earn a positive return from its short exposure to selected foreign currencies if these selected foreign currencies in the aggregate do not appreciate in value, relative to the U.S. dollar, more than the difference in short term U.S. government yields and the average short term foreign government yields. There can be no assurance that the investment strategy employed by the Fund will be successful or result in the investment objective of the Fund being achieved. See “Investment Strategy” and “Investment Restrictions” for more information about the Fund’s investment strategy.

Summary of Risks

General.    Investing in the Fund involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Fund’s subadviser may not be able to structure the Fund’s investment program as anticipated.

Debt Securities Risk Generally.    Fixed income investments, such as bonds, involve credit risk. This is the risk that the issuer will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the debt instrument. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness also may affect the value of a Fund’s investment in that issuer.

Interest Rate Risk.    Prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. Interest rate risk is the risk that the Fund’s Debt Securities will decline in value because of increases in market interest rates. The

Fund will be subject to interest rate risk with respect to its investments in fixed rate debt securities, which generally will lose value in direct response to rising interest rates. To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities in which the Fund may invest typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the Fund’s net asset value.

The Fund may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of the Fund’s Debt Securities and decreasing the Fund’s exposure to interest rate risk. The Fund is not required to hedge its exposure to interest rate risk and may choose not to do so. In addition, there is no assurance that any attempts by the Fund to reduce interest rate risk will be successful.

Credit Risk.    Credit risk is the risk that one or more of the Debt Securities will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status. The Fund’s investments in non-investment grade securities and emerging market debt securities, if any, will subject it to a heightened degree of credit risk. The prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher-grade securities.

Foreign Government Debt Risk.    Investment in the debt of foreign governments can involve a high degree of risk. The governmental entity that controls the repayment of debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities also may be dependent on expected disbursements from other foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their debt.

Holders of foreign government obligations may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

Emerging Markets Debt Risk.    The Fund may invest a portion of its assets in the debt securities or currencies of issuers in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. The risks of investments are usually much greater in emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, including sudden, significant devaluations. In addition, the securities and currencies of many of these countries may have far lower trading volumes and less liquidity than those of developed nations. If the Fund’s investments need to be liquidated quickly, the Fund could sustain significant transaction costs.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments may be more likely to take actions that are hostile or detrimental to foreign investment than those of more developed countries, such as expropriation, confiscatory taxation and nationalization of assets and securities. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth, and which may in turn diminish the value of their currencies.

Non-Investment Grade Securities Risk.    The Fund may invest a portion of its assets in the debt securities of issuers with a credit rating of below investment grade. Investment in securities of below investment grade quality, commonly referred to as “junk bonds,” may involve a substantial risk of loss. Securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments. Securities of below investment grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment. The market values for debt securities of below-investment grade quality tend to be more volatile and such securities tend to be less liquid than investment grade debt securities.

Prepayment Risk.    During periods of declining interest rates or for other purposes, borrowers may exercise their option to prepay principal earlier than scheduled. Such prepayments often occur during periods of declining interest rates, and may cause the Fund to reinvest its assets in lower yielding securities. Non-investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). An issuer may redeem a non-investment grade security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be increased.

Credit Derivatives Risk.    The use of credit derivatives is a highly specialized activity that involves strategies and risks different from those associated with ordinary fixed income security transactions. If the subadviser is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if the subadviser is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being protected. The Fund’s risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Fund purchases a default option on a security, and if no default occurs with respect to the security, the Fund’s loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Fund’s loss will include both the premium that it paid for the option and the decline in value of the underlying security that the default option protected.

Currency Investments Risk.    Changes in the relative value of foreign currencies and foreign currency exchange rates will affect the value of the Fund’s investments. There can be no assurance that the currencies selected for long and short positions will appreciate or depreciate in the manner anticipated.

Currency Risk.    The value of any currency, including the Eligible Currencies, relative to the U.S. dollar may be affected by complex political and economic factors. The exchange rate of each Eligible Currency in terms of the U.S. dollar is at any moment a result of the supply and demand for the two currencies, and changes in the exchange rate result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the originating country of each Eligible Currency and the United

States, including economic and political developments in other countries. Currency exchange rates may be particularly affected by the relative rates of inflation, interest rate levels, the balance of payments and the extent of governmental surpluses or deficits in such foreign countries and in the United States, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of such foreign countries, the United States and other countries important to international trade and finance.

Governments, including those issuing the Eligible Currencies, may use a variety of techniques, such as intervention by their central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their respective currencies. They may also issue a new currency to replace an existing currency or alter the exchange rate or relative exchange characteristics by devaluation or revaluation of a currency. The liquidity and trading value of the Currency Investments could be affected by the actions of sovereign governments, which could change or interfere with theretofore freely determined currency valuation, fluctuations in response to other market forces and the movement of currencies across borders.

The interbank market in foreign currencies is a global, around-the-clock market. Therefore, the hours of trading for shares of the Fund will not always conform to the hours during which the Eligible Currencies and U.S. dollar are traded. Significant price and rate movements may take place in the underlying foreign exchange markets that will not be reflected immediately in the price of shares of the Fund.

Risk of Leverage.    The leveraged exposure created by the Fund’s investment in Currency Contracts presents special risks, including the possibility of greater loss, increased transaction costs and greater volatility in the net asset value and market price of the Fund’s common stock. Such volatility may increase the likelihood of the Fund having to sell investments in order to meet its obligations when it may be disadvantageous to do so.

Use of leverage can magnify the effects of changes in the value of the Fund’s portfolio and make the Fund more volatile. The use of leverage may cause investors in the Fund to lose more money in adverse environments than would have been the case in the absence of leverage. There is no assurance that the Fund will be able to employ leverage successfully.

The use of leverage generally will require the Fund to segregate assets to cover its obligations (or, if the Fund borrows money, to maintain asset coverage in conformity with the requirements of the Investment Company Act). While the segregated assets may be invested in liquid securities, they may not be used for other operational purposes. Consequently, the use of leverage may limit the Fund’s flexibility and may require that the Fund sell other portfolio investments to pay Fund expenses, to maintain assets in an amount sufficient to cover the Fund’s leveraged exposure, or to meet other obligations, such as payment for the repurchase of Fund shares, at a time when it may be disadvantageous to sell such assets.

Government-Sponsored Enterprises Risk.    The Fund may invest in securities issued or guaranteed by certain U.S. Government-sponsored enterprises. Certain of these enterprises (such as the Government National Mortgage Association) are backed by the full faith and credit of the U.S. Government. However, other government-sponsored enterprises (such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Federal Home Loan Bank) are not backed by the full faith and credit of the U.S. Government. Such enterprises are supported only by the discretionary authority of the U.S. Government to purchase the enterprises’ obligations, and therefore are subject to increased credit risk. The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation each have been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements,

may adversely affect the credit quality, availability or investment character of the securities issued or guaranteed by these agencies. To the extent that legislation or federal regulators impose additional requirements or restrictions with respect to the ability of such institutions to issue or guarantee securities, particularly in connection with highly leveraged transactions, the availability of government agency—issued or—guaranteed securities for investment may be adversely affected. Further, such legislation or regulation could depress the market value of government agency—issued or—guaranteed securities.

Risks Related to Derivatives.    The Fund’s use of derivatives, including cash-settled forward contracts, involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives. Whether the Fund’s use of derivatives is successful will depend on, among other things, if the subadviser correctly forecasts market movements, changes in foreign exchange and interest rates, and other factors. If the subadviser incorrectly forecasts these and other factors, the Fund’s performance could suffer. As the Fund’s Currency Contracts are primarily expected to be OTC derivatives transactions, the Fund will be exposed to the risk that counterparties to these transactions, for whatever reason, will be unable to meet their obligations under the arrangements. The Fund may have contractual remedies pursuant to a derivative contract, but there is no guarantee that the Fund would be successful in pursuing them. The Fund thus assumes the risk that it will be delayed or prevented from obtaining payments that it is owed by a defaulting counterparty.

Utilization of derivatives contracts also involves the risk of imperfect correlation in movements in the values of these derivatives and movements in the value of the underlying currencies. In addition, any increase or decrease in the value of the Currency Contracts may not be sufficient to generate returns in excess of the transaction costs to the Fund of entering into the transactions.

The derivatives market is largely unregulated. It is possible that developments in the derivatives market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing Currency Contracts or to realize amounts to be received under such contracts.

Tax Risk.    To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies (“RICs”), among other things the Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources (“qualifying income”). The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to a fund’s business of investing in stock or securities. Accordingly, regulations may be issued in the future that could treat some or all of the Fund’s foreign currency gains as non-qualifying income, thereby jeopardizing the Fund’s status as a RIC for all years to which the regulations are applicable. If for any taxable year the Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to stockholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

Certain Risks of Holding Fund Assets Outside the United States.    The Fund may hold foreign securities in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business, and there may be limited or no regulatory oversight of their operations. The laws of certain countries limit the Fund’s ability to recover its assets if a foreign bank or depository, or any of its agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Settlement Risk.    Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable for any losses incurred.

Inadequate Return.    No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in the Fund. Investors should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment in the Fund.

Loss of Investment Company Status.    The Fund is currently registered with the SEC as a closed-end, non-diversified management investment company. During the course of its ongoing investment operations, the Fund expects to continue to meet the definition of “investment company” contained in Section 3(a)(1)(A) of the Investment Company Act, which requires the Fund to be primarily engaged in the business of investing, reinvesting, or trading in securities. Although the Fund has registered as an investment company, the SEC could in the future determine that the Fund no longer meets this definition and file an action to withdraw the Fund’s registration. Under such circumstances, the Board of Directors of the Fund will consider what, if any, action should be taken by the Fund, including altering its investment strategies or winding up its affairs. If the Fund is required to deregister under the Investment Company Act and elects to continue operating, stockholders will not have the benefit of the protections afforded by the Investment Company Act to investors in registered investment companies such as the limitations applicable to the use of leverage and the requirements concerning the custody of assets and approvals of investment advisory agreements. In addition, if the Fund is deregistered, it is expected that its investment operations will not be subject to the jurisdiction of any regulatory body, including the SEC and the Commodity Futures Trading Commission.

Quarterly Distribution Policy.    The Fund intends to make distributions on a quarterly basis. Currently, in order to maintain a relatively stable level of quarterly distributions, the Fund may pay out less than all of its net investment income or pay out undistributed income or return capital in addition to current quarter net investment income. The distributions for any full or partial calendar year might not be made in equal amounts, and one distribution may be larger than the other. The Fund’s initial distribution will be for a period less than a full fiscal quarter. Consequently, it is expected that this initial distribution will be for an amount less than would be paid if the distribution was for a full quarterly period. The Fund will make a quarterly distribution only if authorized by the Fund’s Board of Directors and declared by the Fund out of assets legally available for these distributions. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its stockholders because it may result in a return of capital to stockholders, which would reduce the Fund’s net asset value and, over time, potentially increase the Fund’s expense ratio. See “Distributions” and “U.S. Federal Income Tax Considerations.”

Annual Repurchase of Securities.    The Fund has an interval fund structure pursuant to which the Fund’s required annual repurchases are likely to continually decrease the overall size of the Fund, which could over time: (1) harm investment performance by limiting the extent to which the Fund may invest in illiquid securities; (2) increase the Fund’s expense ratio as the Fund’s assets decrease; (3) threaten the Fund’s continued listing on the New York Stock Exchange, Inc. (“NYSE”), and, consequently, the liquidity of its shares; and (4) jeopardize the Fund’s viability and continued existence.

Moreover, there are further risks associated with the Fund’s repurchase offers, including the risk that: (1) because a repurchase offer will be for 5% to 25% of the outstanding shares, if the repurchase offer is over-subscribed, stockholders may be unable to liquidate all or a given percentage of their investment at net asset value during the repurchase offer; (2) due to the potential for pro- ration, if the repurchase offer is over-subscribed, some investors may tender more shares than they wish to have repurchased in order to ensure the repurchase of a specific number of shares; (3) the repurchase offer may not eliminate any discount at which the Fund’s shares trade; and (4) because the Fund expects, in certain circumstances, to liquidate portfolio securities in order to fund repurchase offers, the need to sell such securities may in turn affect the market for such securities and accordingly diminish the value of the Fund’s investments. Furthermore, to the extent the Fund borrows to finance the making of repurchases, interest on such borrowings may reduce the Fund’s returns. See “Risk Factors and Special Considerations—Principal Risks—Annual Repurchases of Securities.”

No Operating History.    The Fund is a newly formed entity and has no previous operating or trading history upon which a potential investor can evaluate the Fund’s performance. Special risks apply during a fund’s start-up period, including the risk of failing to achieve the desired portfolio composition within the time period expected and the risk of commencing operations under inopportune market conditions.

Closed-End Structure; Market Discount from Net Asset Value.     Shares of closed-end investment companies that trade in a secondary market frequently trade at market prices that are lower than their net asset values. This is commonly referred to as “trading at a discount.” This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. As a result, the Fund is designed primarily for long-term investors. The Fund’s total assets will be reduced following this offering by the amount of offering and related expenses to be paid by the Fund.

Non-Diversified Investment Management Company.    While diversification does not guarantee a profit or protect against loss, investing in a non-diversified, narrowly focused fund may entail greater risks than is normally associated with more widely diversified funds.

As with any security, complete loss of investment is possible. See “Risk Factors and Special Considerations.”

Listing of Shares	The Fund has applied to list its shares on the NYSE under the ticker symbol “GCF” and will be required to meet the NYSE’s initial and continuing listing requirements.

Board of Directors

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Fund’s Board of Directors has overall responsibility for monitoring and overseeing the Fund’s investment process, and its management and operations. Any vacancy on the Board of Directors may be filled only by a majority of the remaining directors, except to the extent that the Investment Company Act requires the election of directors by stockholders. At least seventy-five percent of the directors will not be “interested persons” (as defined by the Investment Company Act) of the Fund or its investment adviser or subadviser.

Adviser and Management Fee

IQ Investment Advisors LLC, a limited liability company organized under the laws of the State of Delaware (the “Adviser”), serves as the investment adviser to the Fund and is registered as such with the SEC under the Investment Advisers Act of 1940 (the “Advisers Act”). The Adviser provides investment advisory, management and administrative services to the Fund pursuant to a management agreement (the “Management Agreement”). The Adviser has designed the investment strategy for the Fund and has oversight responsibility for the implementation of the strategy by the subadviser. In consideration of the investment advisory, management and administrative services provided by the Adviser to the Fund, the Fund pays the Adviser a management fee equal to an annual rate of 0.90% of the Fund’s average daily net assets (the “Management Fee”). In addition, the Adviser will compensate the subadviser.

The Adviser is an indirect wholly-owned subsidiary of Merrill Lynch. Merrill Lynch is one of the world’s leading financial management and advisory companies, with offices in 35 countries and private client assets of approximately $1.5 trillion. As an investment bank, it is a leading global underwriter of debt and equity securities and a strategic advisor to corporations, governments, institutions and individuals worldwide. Through its subsidiaries, Merrill Lynch is one of the world’s largest managers of financial assets.

Fund Asset Management, L.P. (“FAM”), an indirect wholly-owned subsidiary of Merrill Lynch, is the sole member of the Adviser. On February 15, 2006, Merrill Lynch, BlackRock, Inc. (“BlackRock”), and certain newly formed affiliates of BlackRock (“New BlackRock”), entered into a Transaction Agreement and Plan of Merger (the “Transaction Agreement”), pursuant to which the businesses of Merrill Lynch Investment Managers, L.P. (“MLIM”) and FAM, will be contributed to New BlackRock in exchange for a 49.8% economic interest (which includes a 45% voting interest) in New BlackRock, subject to the terms of and as described more fully in the Transaction Agreement. The transaction is currently expected to close in the third quarter of 2006, subject to necessary shareholder and regulatory approvals and other customary closing conditions. Before the closing of the transaction, the ownership of the Adviser will be restructured so that the Adviser continues to be owned and controlled by Merrill Lynch. After the completion of the transaction, it is anticipated that the Adviser and the Board of Directors of the Fund will consider entering into service agreements with BlackRock or other third party service providers for certain services currently provided by affiliates of the Adviser. The transaction and related restructuring of the Adviser’s holding company is not anticipated to diminish in any way the nature and quality of the services, or any costs thereof, being provided under the Management Agreement between the Adviser and the Fund. Neither the transaction nor the related restructuring of the Adviser is anticipated to result in an “assignment” (as defined in the Investment Company Act) of the Management Agreement.

Subadviser

The Adviser has entered into a subadvisory agreement (the “Subadvisory Agreement”) with Nuveen Asset Management (the “Subadviser” and, together with the Adviser, the “Advisers”), pursuant to which the Adviser has delegated certain of its investment advisory responsibilities to the Subadviser. The Subadviser will be responsible for implementing the Fund’s investment strategy. The Subadviser, a corporation organized under the laws of the State of Delaware, is registered as an investment adviser with the SEC under the Advisers Act. As of December 31, 2005, the Subadviser had approximately $79 billion in assets under management. Under the terms of the Subadvisory Agreement, the Adviser compensates the Subadviser from the Management Fee at an annual rate of 0.40% of the Fund’s average daily net assets.

Distributions

The Fund intends to make distributions on a quarterly basis. The Fund will distribute net realized capital gains, if any, at least annually. Currently, in order to maintain a relatively stable level of quarterly distributions, the Fund may pay out less than all of its net investment income or pay out undistributed income or return capital in addition to current quarter net investment income. The distributions in some years may constitute a return of capital, particularly in years during which the values of the Fund’s Currency Investments perform unfavorably.

The distributions for any full or partial year might not be made in equal amounts, and one distribution may be larger than the other. The Fund will make a quarterly distribution only if authorized by the Fund’s Board of Directors and declared by the Fund out of assets legally available for these distributions. The Fund also may pay a special distribution at the end of each calendar year, if necessary, to comply with U.S. federal income tax requirements. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its stockholders because it may result in a return of capital to stockholders, which would reduce the Fund’s net asset value and, over time, potentially increase the Fund’s expense ratio. See “Distributions” and “U.S. Federal Income Tax Considerations.”

The Fund’s initial distribution to stockholders is expected to be declared approximately 45 days, and paid approximately 60 days, from the completion of this offering, depending upon market conditions. The Fund’s initial distribution will be for a period less than a full fiscal quarter. Consequently, it is expected that this initial distribution will be for an amount less than would be paid if the distribution was for a full quarterly period.

The Fund, along with other closed-end registered investment companies advised by the Adviser and its affiliates, has applied for an exemption from Section 19(b) of the Investment Company Act and Rule 19b-1 thereunder. If granted, the order would permit the Fund to make distributions of long-term capital gains more frequently than is otherwise permitted under the Investment Company Act. If the order is granted, the Fund’s Board of Directors, at its discretion, may consider whether it is in the best interests of the Fund and its stockholders to increase the frequency of the Fund’s distributions (e.g., to monthly). No assurance can be given that the SEC will grant this exemptive relief to the Fund or, if exemptive relief is granted, that the Board of Directors will decide to increase the frequency of the Fund’s distributions.

Tax Aspects

The Fund intends to elect to be treated as a RIC for U.S. federal income tax purposes. To satisfy the distribution requirements applicable to RICs, the Fund intends to distribute all or substantially all of its net investment income and net realized capital gains, if any, to its stockholders at least annually.

Distributions that are paid by the Fund from its ordinary income or from any excess of net short-term capital gains over net long-term capital losses, to the extent of the Fund’s current and accumulated earnings and profits, generally will be taxable to the stockholders as ordinary income distributions. Distributions made from an excess of net long-term capital gains over net short-term capital losses will be taxable to the stockholders as capital gains dividends.

Please refer to “U.S. Federal Income Tax Considerations” for additional information on the potential U.S. federal income tax effects of an investment in the Fund. You should consult your own tax advisors on any potential state or local income tax effects of an investment in the Fund.

Anti-Takeover Provisions

The Fund’s charter and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors. Such provisions may discourage outside parties from acquiring control of the Fund, which could result in stockholders not having the opportunity to realize a price greater than the current market price for their shares at some time in the future. See “Description of Securities.”

Automatic Dividend Reinvestment Plan

Pursuant to the Fund’s Automatic Dividend Reinvestment Plan, unless a stockholder is ineligible or elects otherwise, dividends and distributions to the Fund’s stockholders will be used to purchase additional common stock of the Fund. Fund stockholders, may, however, elect to receive such dividends and distributions in cash. Stockholders whose shares of common stock are held in the name of a broker or nominee should contact that broker or nominee to determine whether the broker or nominee will permit participation in the Fund’s Automatic Dividend Reinvestment Plan. See “Automatic Dividend Reinvestment Plan.”

Conflicts of Interest

The investment activities of the Adviser, MLPFS and other affiliates of Merrill Lynch, as well as the Subadviser and its affiliates, for their own accounts and other accounts they manage may give rise to conflicts of interest that could disadvantage the Fund and its stockholders. The Adviser and Subadviser have each adopted written policies and procedures that, collectively, address investment activities of, and other arrangements involving, the Adviser or Subadviser that may give rise to such conflicts of interest.

Merrill Lynch, as a diversified global financial services firm, is involved with a broad spectrum of financial services and asset management activities. Certain of Merrill Lynch’s affiliates that are not service providers to the Fund engage in a broad range of activities over which the Adviser has no control or ability to exercise oversight. Although there are no formal written policies and procedures that cover all potential or actual conflicts of interest, Merrill Lynch has established a number of committees and related policies and procedures that are designed to identify, analyze and/or resolve such conflicts of interest. There is no assurance that Merrill Lynch will be able to identify each conflict of interest or that each identified conflict of interest will be resolved in favor of the Fund. See “Conflicts of Interest.”

Transfer Agent and Custodian

The Fund has entered into a transfer agency agreement with The Bank of New York (the “Transfer Agent”) under which the Transfer Agent will provide the Fund transfer agency services. The Fund has entered into a custody agreement with State Street Bank and Trust Company (the “Custodian”) under which the Custodian will provide custodian services to the Fund.

SUMMARY OF FUND EXPENSES

The following Fee Table illustrates the fees and expenses that the Fund expects to incur and that stockholders can expect to bear directly or indirectly.

Stockholder Transaction Expenses:

Maximum Sales Load (as a percentage of offering price)	4.50%
Offering Expenses Borne by the Fund (as a percentage of offering price)(1)	0.20%
Dividend Reinvestment Plan Fees	None (2)
Repurchase Fee (as a percentage of repurchase proceeds)(3)	2.00%

Annual Fund Expenses (as a percentage of net assets attributable to shares of common stock):

Management Fee(4)	0.90%
Other Expenses(5)	0.18%

Total Annual Expenses	1.08%

(1)	The Fund’s Adviser has agreed to pay all of the Fund’s organizational expenses. Offering costs will be paid by the Fund up to $.04 per share (0.20% of the offering price). The Adviser has agreed to pay the amount by which the offering costs (subject to the next sentence) exceed $0.04 per share of common stock (0.20% of the offering price). In determining the costs to be paid by the Adviser, the sales load is excluded, but the $.00667 per share partial reimbursement of expenses to the underwriters is included. Based on an estimated asset size of 10,435,000 shares of common stock ($208,700,000), offering costs are estimated at approximately $577,000, of which the Adviser will pay approximately $159,600 and the Fund will pay approximately $417,400. If the Fund issues more than the assumed 10,435,000 shares of common stock, or if the Fund’s offering expenses are less than currently estimated, however, the amount of the Fund’s offering costs paid by the Adviser is expected to decrease and may be zero. The offering costs to be paid by the Fund are not included in the Total Annual Expenses amount shown in the table. Offering costs borne by the Fund’s stockholders will result in a reduction of capital of the Fund attributable to Fund shares.
(2)	You will pay brokerage charges if you direct the plan agent to sell your shares held in a dividend reinvestment account.
(3)	The Fund may deduct from the repurchase proceeds a repurchase fee, not to exceed 2% of the proceeds, that is reasonably intended to compensate the Fund for expenses directly related to the repurchase.
(4)	The Fund pays the Adviser the Management Fee in consideration of the investment advisory, management and administrative services that the Adviser provides to the Fund. From this Management Fee, the Adviser compensates the Subadviser. See “Investment Advisory and Management Arrangements.”
(5)	Other Expenses have been estimated based on estimated asset levels and expenses for the current fiscal year.

Example:

An investor would pay the following expenses (including the sales load of $45 and estimated offering expenses of this offering of $2 on a $1,000 investment) assuming total annual expenses of 1.08% and a 5% annual return throughout the periods.

1 year	3 years	5 years	10 years
$57	$80	$104	$173

The Fee Table is intended to assist investors in understanding the costs and expenses that a stockholder in the Fund will bear directly or indirectly. The expenses set out under “Other Expenses” are based on estimated amounts through the end of the Fund’s first fiscal year and assume that the Fund issues approximately 10,435,000 shares of common stock. If the Fund issues fewer shares of common stock, all other things being equal, these expenses would increase as a percentage of net assets attributable to shares of common stock. The

Example set out above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by SEC regulations. The Example should not be considered a representation of future expenses or annual rates of return, and actual expenses or annual rates of return may be more or less than those assumed for purposes of the Example.

THE FUND

Global Income & Currency Fund Inc. (the “Fund”) is a corporation that was organized under the laws of the State of Maryland on August 3, 2005, and is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “Investment Company Act”) as a closed-end, non-diversified management investment company. The Fund has an interval fund structure pursuant to which the Fund, subject to applicable law, will conduct annual repurchase offers for between 5% and 25% of the Fund’s outstanding shares. Please see “Annual Repurchases of Securities.” The Fund expects to commence its investment operations on or after April 28, 2006. The Fund’s principal office, including its office for service of process, is located at 4 World Financial Center, 5th Floor, New York, New York 10080.

THE OFFERING

The Fund is offering              shares of its common stock at an initial offering price of $20.00 per share, which price includes a sales load of 4.5% per share. These shares have been registered for sale with the SEC under the Securities Act of 1933 (the “Securities Act”) and will be offered through a group of underwriters led by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPFS”), an affiliate of Merrill Lynch & Co., Inc. (“Merrill Lynch”) and of IQ Investment Advisors LLC, the Fund’s investment adviser (the “Adviser”). An investor buying shares during the Fund’s initial public offering must purchase at least 100 shares of the Fund’s common stock. The underwriters have an option to purchase up to an additional              shares of the Fund within 45 days of the date of this prospectus to cover any overallotments.

USE OF PROCEEDS

The net proceeds of this offering will be approximately $             (or approximately $             assuming the underwriters exercise an overallotment option in full) after payment of offering costs estimated to be $             and the deduction of the sales load. The Adviser has agreed to pay the amount by which the offering costs (other than the sales load, but including the $.00667 per share partial reimbursement of expenses to the underwriters) exceed $.04 per share of common stock. The Adviser has agreed to pay all of the Fund’s organizational expenses.

Under normal conditions, the Fund expects that it will take approximately one month to invest all or substantially all of the proceeds from the offering in accordance with the Fund’s investment objective. Pending such investment, it is anticipated that all or a portion of the proceeds will be invested in U.S. Government securities or high grade, short-term money market instruments. A relatively long initial investment period may have a negative impact on the Fund’s performance and its return to stockholders.

INVESTMENT OBJECTIVE

The Fund’s investment objective is to provide current income while also seeking total returns. There can be no assurance that the Fund will achieve its investment objective or be able to structure its investments as anticipated. The Fund is not intended as a complete investment program.

INVESTMENT STRATEGY

The Fund seeks to achieve its investment objective by constructing and actively managing a portfolio of investments that provides long and short exposure to selected foreign currencies. The Fund’s portfolio will be comprised of short-term fixed income securities and investments in other instruments that provide long and short exposure to the Eligible Currencies (as defined below) selected by the subadviser using the investment process described below. In implementing its investment strategy, the subadviser begins the investment process by investing all or substantially all of the Fund’s assets primarily in short-term debt securities, including, but not limited to, foreign sovereign debt securities, securities issued by U.S. Government agencies and instrumentalities, debt obligations of corporate issuers and other debt securities that the subadviser believes are appropriate investments for the Fund (the “Debt Securities”). Following its investment in the Debt Securities, the subadviser generally will make investments in forward contracts and other instruments that provide exposure to selected foreign currencies as described below. In addition, the subadviser also may invest the Fund’s assets in interest rate swaps, credit default swaps and other debt security derivatives in managing the Fund’s portfolio investments.

The Fund will seek to gain exposure to selected foreign currencies by investing a majority of its net assets directly in short-term foreign sovereign debt securities. In markets where the subadviser is unable to gain the desired exposure to the selected foreign currencies through foreign sovereign debt, or where the subadviser believes that it is not in the best interest of the Fund to do so, the subadviser generally will invest in other instruments that provide exposure to the selected foreign currencies. Instruments that provide exposure to the selected foreign currencies include, but are not limited to, cash settled currency forward contracts including non-deliverable currency forward contracts (“NDFs”), currency swap contracts, and other currency derivatives deemed appropriate by the subadviser (the “Currency Contracts”). To the extent necessary, certain Debt Securities will serve as collateral for the Fund’s Currency Contracts.

In seeking to achieve its investment objective, the Fund’s subadviser will employ an investment process to create and manage the Fund’s portfolio of investments. Initially, and approximately on a monthly basis thereafter, the subadviser will perform a series of screens to identify a pool of eligible foreign currencies (the “Eligible Currencies”). In constructing this pool of Eligible Currencies, the subadviser will review the global currency markets and establish a universe of currencies selected from countries that, in the opinion of the subadviser, have a well developed capital market infrastructure. This universe will then be screened to remove currencies whose value is determined by reference to other currencies (i.e., “pegged currencies”) and currencies that, in the opinion of the subadviser, do not have sufficient trading liquidity. Next, the subadviser will analyze political and economic factors to eliminate currencies believed by the subadviser to be too volatile or otherwise undesirable for investment at that time. The political factors may include, but are not limited to, a country’s relative level of democracy and governmental stability. The economic factors may include, but are not limited to, a country’s level of inflation, fiscal policy, central bank independence, and the size and growth of the country’s economy. A substantial portion of the Fund’s investment in foreign currencies may be in currencies of countries that are considered to be emerging or developing nations, subject to the Concentration Thresholds defined below. Some of the Eligible Currencies may be issued by foreign governments that have a foreign currency debt credit rating of below investment grade, also subject to the Concentration Thresholds defined below. See “Risk Factors and Special Considerations.” The pool of Eligible Currencies, their geographic location, and their foreign currency debt credit rating, as of the date indicated, is set out in Appendix A of this prospectus. The Eligible Currencies may be expected to change over time.

The Eligible Currencies will be ranked by the subadviser from highest yielding to lowest yielding based upon the yield of local short-term government obligations denominated in that country’s currency, adjusted for local inflation. The Fund will then make investments in securities or instruments providing long exposure to seven to twelve of the highest yielding Eligible Currencies and investments in securities or instruments providing short exposure to seven to twelve of the lowest yielding Eligible Currencies. In making these investments that provide long and short exposure, the Fund will invest in the Eligible Currencies by buying or selling foreign sovereign debt securities, or alternatively through the use of Currency Contracts that provide exposure to the

Eligible Currencies (collectively, the “Currency Investments”). The subadviser expects to obtain its long exposure to the Eligible Currencies primarily through direct investment in foreign sovereign debt securities. The subadviser expects to obtain its short exposure to the Eligible Currencies primarily through the use of Currency Contracts.

The process of ranking the Eligible Currencies will be repeated approximately on a monthly basis, with new Currency Investments being made when necessitated by changes in such rankings. The notional amount of the Fund’s long exposure to Currency Investments and the notional amount of the Fund’s short exposure to Currency Investments are each expected to be reweighted quarterly to approximately each be equal to, or less than, the value of the Fund’s Debt Securities, at such time. The Currency Contracts have the economic effect of financial leverage by creating investment exposure, as well as the potential for loss, that exceeds the Fund’s net assets. The Fund, however, intends to manage its Currency Contracts so that the Fund’s aggregate present net obligations under the Currency Contracts will at no time exceed the value of its Debt Securities.

In establishing positions that provide long exposure to seven to twelve different currencies, and positions that provide short exposure to seven to twelve different currencies, the subadviser seeks to minimize the effect of any one particularly volatile currency. In seeking to mitigate the risks of the Fund’s Currency Investments, the Fund will seek to adhere to the following concentration thresholds (the “Concentration Thresholds”). The Fund’s long exposure to Currency Investments issued by foreign governments with a foreign currency debt credit rating of below investment grade (BBB- by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) or Baa3 by Moody’s Investor Services, Inc. (“Moody’s”)) will not constitute more than 25% of the Fund’s long exposure to Currency Investments. Similarly, the Fund’s short exposure to Currency Investments issued by foreign governments with a foreign currency debt credit rating of below investment grade (BBB- by S&P or Baa3 by Moody’s) will not constitute more than 25% of the Fund’s short exposure to Currency Investments. In addition, the Fund’s net exposure (i.e., the difference between the Fund’s long exposure to Currency Investments and short exposure to Currency Investments) to a single geographic region (as described in Appendix A) will not exceed 40% of its net assets. Finally, the Fund’s exposure to any single foreign currency, excluding the U.S. dollar, will not exceed 15% of its net assets. These policies are not fundamental policies and therefore may be changed without stockholder approval.

The subadviser currently expects to re-evaluate the Fund’s Currency Investments on a monthly basis by re-ranking the Currency Investments according to yield while seeking to adhere to the Concentration Thresholds. In addition, the subadviser will regularly monitor the Fund’s portfolio and will adjust its Currency Investments in accordance with a proprietary risk reduction methodology intended to reduce or eliminate certain Currency Investments when it appears, in the opinion of the subadviser, that market conditions or trends will cause the value of those Currency Investments to decline significantly. There can be no assurance that the subadviser’s proprietary risk reduction methodology will work as intended.

In pursuing its investment objective, it is anticipated that the Fund’s net income, if any, primarily will be generated from the Fund’s Debt Securities, with the remaining portion generated by positive returns, if any, from the Fund’s Currency Contracts. The Fund believes that its investments in the Debt Securities and the Currency Contracts will generate varying returns based upon market conditions and global interest rates.

The Fund will monitor the amount of returns received from its assets invested in the Currency Contracts, and the risk profile of the Currency Contracts relative to the Debt Securities. The Fund seeks to allocate its investments so that over time the Fund receives the greatest portion of its returns from the Debt Securities, and that its portfolio’s risk of loss primarily originates from its investment in the Debt Securities. If the Fund’s returns and risk of loss over a protracted period result from the Currency Contracts, the Fund may be subject to certain additional risks. See “Risk Factors and Special Considerations—Principal Risks—Loss of Investment Company Status.”

Under normal circumstances, at least 80% of the value of the Fund’s net assets (including the proceeds of any borrowings) will be invested in the Fund’s Debt Securities and Currency Contracts. The 80% policy is not a fundamental policy and therefore may be changed without stockholder approval. However, we will not change or modify this policy unless we provide stockholders with at least 60 days’ prior notice.

Who Should Invest.    The Fund is designed for investors seeking to diversify their investment portfolio or specifically to gain exposure to the currency markets who believe that the Fund’s investment strategy has the ability to generate positive returns over the investor’s time horizon. The Fund seeks to earn positive returns by actively managing a portfolio of investments that provides both long exposure to selected foreign currencies that the subadviser believes will outperform market expectations, as implied by the forward price, and short exposure to selected foreign currencies that the subadviser believes will underperform market expectations, as implied by the forward price. The Fund will earn a positive return from its long exposure to selected foreign currencies if these selected foreign currencies in the aggregate do not depreciate in value, relative to the U.S. dollar, more than the difference in the average short term foreign government yields and short term U.S. government yields. Similarly, the Fund will earn a positive return from its short exposure to selected foreign currencies if these selected foreign currencies in the aggregate do not appreciate in value, relative to the U.S. dollar, more than the difference in short term U.S. government yields and the average short term foreign government yields.

There can be no assurance that the investment strategy employed by the Fund will be successful or result in the investment objective of the Fund being achieved. See “Investment Strategy” and “Investment Restrictions” for more information about the Fund’s investment strategy.

Debt Securities

Under normal circumstances, the Fund expects that the maturities of its Debt Securities will not be greater than one year. The Fund may invest in, among other things, the following types of Debt Securities:

Non-U.S. Government and Supranational Debt Securities, Including Emerging Markets Investments.    The Fund may invest in all types of debt securities of governmental issuers in all countries, including emerging market countries. These sovereign debt securities may include: fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; fixed income securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between emerging market governments and financial institutions; or fixed income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

U.S. Government Debt Securities.    The Fund may invest in debt securities issued or guaranteed by the U.S. Government. These debt securities may include U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance, such as U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years), including the principal components or the interest components issued by the U.S. Government under the Separate Trading of Registered Interest and Principal Securities program (i.e., “STRIPS”), all of which are backed by the full faith and credit of the United States. The Fund also may invest in debt obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These investments may include buying and selling mortgage-backed, asset-backed and other fixed income securities issued by the Government National Mortgage Corporation, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and other U.S. Government sponsored enterprises. Certain of these enterprises are not backed by the full faith and credit of the U.S. Government. Such enterprises are supported only by the discretionary authority of the U.S. Government to purchase the enterprises’ obligations, and therefore are subject to increased credit risk.

Corporate Bonds.    The Fund may invest in corporate bonds. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of a corporate bond also may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Non-Investment Grade Securities.    The Fund may invest a portion of its assets in fixed income securities rated below investment grade, such as those rated Baa3 or lower by Moody’s and BBB– or lower by S&P or securities comparably rated by other rating agencies or in unrated securities determined by the subadviser to be of comparable quality. Securities rated below investment grade are judged to have speculative elements. The ratings of Moody’s, S&P and the other rating agencies represent their opinions as to the quality of the obligations that they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the subadviser also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Fund invests in lower grade securities that have not been rated by a rating agency, the Fund’s ability to achieve its investment objective will be more dependent on the subadviser’s credit analysis than would be the case when the Fund invests in rated securities.

Credit Derivatives

The Fund may engage in credit derivative transactions. There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. A credit default swap is an agreement between two counterparties that allows one counterparty (the “seller”) to be “long” a third party credit risk and the other party (the “buyer”) to be “short” the credit risk. Typically, the seller agrees to make regular fixed payments to the buyer with the same frequency as the underlying reference bond. In exchange, the seller typically has the right upon default of the underlying bond to put the bond to the buyer in exchange for the bond’s par value plus interest.

Currency Contracts

Currency Forward Contracts.    A forward contract on foreign currencies involves obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the over-the-counter (“OTC”) derivatives market and entered into directly between currency traders and their customers.

The Fund’s Currency Contracts are currently expected to consist primarily of currency forward contracts that are contractually required to settle in cash, including NDFs. A NDF is a particular type of cash-settled forward contract that is generally used to gain exposure to a non-convertible or relatively thinly traded foreign currency. NDFs are often used when seeking to take positions in the currencies of emerging market countries. When taking positions in the currencies of developed countries, the Fund may enter into traditional forward contracts, with the added requirement that the contract settle only in cash (i.e., delivery of the underlying currency may not be used to settle the contract).

The Fund intends to enter into cash-settled currency forward contracts, including NDFs, that contractually require the netting of the parties’ liabilities. Under a cash-settled forward contract that requires netting, the Fund or its counterparty to the contract is required only to deliver a cash payment in the amount of its net obligation in settlement of the contract. Forward contracts are marked-to-market on a daily basis, and the

Fund may be required to post collateral to a counterparty pursuant to the terms of a forward contract if the Fund currently has a net obligation under the contract. Likewise, the Fund may be entitled to receive collateral under the terms of a forward contract if the counterparty currently has a net obligation under the contract.

A cash-settled forward contract generally does not require any initial cash outlay by the Fund. The Fund’s currency forward contracts, including its NDFs, will generally have maturities of approximately one to three months but may have maturities of up to six months or more. Each currency forward contract entered into by the Fund will identify a specific “contract settlement rate,” generally equal to or approximately equal to the current forward price of the underlying currency at the time the contract is established. The Fund will be identified as the “currency buyer” on its long forward contract positions and as the “currency seller” on its short forward contract positions. The Fund will earn a positive return from a long forward contract position if the underlying currency exchange rate on or about the settlement date is less than the contract settlement rate established at the contract’s commencement. Conversely, the Fund will lose money from a long forward contract position if the underlying currency exchange rate on or about the settlement date is greater than the contract settlement rate established at the contract’s commencement. Similarly, the Fund will earn a positive return from a short forward contract position if the underlying currency exchange rate on or about the settlement date is greater than the contract settlement rate established at the contract’s commencement, and will lose money if the underlying currency exchange rate on or about the settlement date is less than the contract settlement rate established at the contract’s commencement.

Swaps.    The Fund may enter into long and short currency positions using swap contracts that are frequently referred to as “bullet swaps.” Under a bullet swap contract, the Fund will, at the end of the term of the swap contract, make a payment that is based on a fixed currency exchange rate in exchange for a payment from the swap counterparty that is based on the prevailing currency exchange rate. The bullet swap contracts generally will have terms of approximately one to three months, but may have terms of up to six months or more. The subadviser, however, in its discretion may terminate a swap contract prior to its term, subject to any potential termination fee that is in addition to the Fund’s accrued obligation under the swap contract. At the end of a swap contract’s term, the Fund may enter into a new swap contract. The Fund’s swap contracts will be made in the OTC market and will be entered into with counterparties that typically will be banks, investment banking firms or broker-dealers.

Segregation of Assets

As a closed-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the Investment Company Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of forwards contracts that are not contractually required to cash settle, for example, the Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to forward contracts, including NDFs, that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

The Fund generally will use its Debt Securities to cover its obligations as required by the Investment Company Act, the rules thereunder, and applicable SEC and SEC staff positions. As a result of their segregation, the Debt Securities (or any other liquid asset segregated) may not be used for other operational purposes. See “Risk Factors and Special Considerations—Principal Risks—Risk of Leverage.” The subadviser will monitor the Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Fund’s portfolio investments or the termination of the Currency Contracts.

RISK FACTORS AND SPECIAL CONSIDERATIONS

An investment in the Fund’s common stock may be speculative in that it involves a high degree of risk and should not constitute a complete investment program.

Principal Risks

General.    Investing in the Fund involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Fund’s subadviser may not be able to structure the Fund’s investment program as anticipated.

Debt Securities Risk Generally.    Fixed income investments, such as bonds, involve credit risk. This is the risk that the issuer will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the debt instrument. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness also may affect the value of a Fund’s investment in that issuer.

Interest Rate Risk.    Prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. Interest rate risk is the risk that the Fund’s Debt Securities will decline in value because of increases in market interest rates. The Fund will be subject to interest rate risk with respect to its investments in fixed rate debt securities, which generally will lose value in direct response to rising interest rates. To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities in which the Fund may invest typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the Fund’s net asset value.

The Fund may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of the Fund’s Debt Securities and decreasing the Fund’s exposure to interest rate risk. The Fund is not required to hedge its exposure to interest rate risk and may choose not to do so. In addition, there is no assurance that any attempts by the Fund to reduce interest rate risk will be successful.

Credit Risk.    Credit risk is the risk that one or more of the Debt Securities will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status. The Fund’s investments in non-investment grade securities and emerging market debt securities, if any, will subject it to a heightened degree of credit risk. The prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher-grade securities.

Foreign Government Debt Risk.    Investment in the debt of foreign governments can involve a high degree of risk. The governmental entity that controls the repayment of debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities also may be dependent on expected disbursements from other foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their debt.

Holders of foreign government obligations may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

Emerging Markets Debt Risk.    The Fund may invest a portion of its assets in the debt securities or currencies of issuers in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. The risks of investments are usually much greater in emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, including sudden, significant devaluations. In addition, the securities and currencies of many of these countries may have far lower trading volumes and less liquidity than those of developed nations. If the Fund’s investments need to be liquidated quickly, the Fund could sustain significant transaction costs.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments may be more likely to take actions that are hostile or detrimental to foreign investment than those of more developed countries, such as expropriation, confiscatory taxation and nationalization of assets and securities. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth, and which may in turn diminish the value of their currencies.

Non-Investment Grade Securities Risk.    The Fund may invest a portion of its assets in the debt securities of issuers with a credit rating of below investment grade. Investment in securities of below investment grade quality, commonly referred to as “junk bonds,” may involve a substantial risk of loss. Securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments. Securities of below investment grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment. The market values for debt securities of below-investment grade quality tend to be more volatile and such securities tend to be less liquid than investment grade debt securities.

Prepayment Risk.    During periods of declining interest rates or for other purposes, borrowers may exercise their option to prepay principal earlier than scheduled. Such prepayments often occur during periods of declining interest rates, and may cause the Fund to reinvest its assets in lower yielding securities. Non-investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). An issuer may redeem a non-investment grade security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be increased.

Credit Derivatives Risk.    The use of credit derivatives is a highly specialized activity that involves strategies and risks different from those associated with ordinary fixed income security transactions. If the subadviser is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if the subadviser is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being protected. The Fund’s risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Fund purchases a default option on a security, and if no default occurs with respect to the security, the Fund’s loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Fund’s loss will include both the premium that it paid for the option and the decline in value of the underlying security that the default option protected.

Currency Investments Risk.    Changes in the relative value of foreign currencies and foreign currency exchange rates will affect the value of the Fund’s investments. There can be no assurance that the currencies selected for long and short positions will appreciate or depreciate in the manner anticipated.

Currency Risk.    The value of any currency, including the Eligible Currencies, relative to the U.S. dollar may be affected by complex political and economic factors. The exchange rate of each Eligible Currency in terms of the U.S. dollar is at any moment a result of the supply and demand for the two currencies, and changes in the exchange rate result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the originating country of each Eligible Currency and the United States, including economic and political developments in other countries. Currency exchange rates may be particularly affected by the relative rates of inflation, interest rate levels, the balance of payments and the extent of governmental surpluses or deficits in such foreign countries and in the United States, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of such foreign countries, the United States and other countries important to international trade and finance.

Governments, including those issuing the Eligible Currencies, may use a variety of techniques, such as intervention by their central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their respective currencies. They may also issue a new currency to replace an existing currency or alter the exchange rate or relative exchange characteristics by devaluation or revaluation of a currency. The liquidity and trading value of the Currency Investments could be affected by the actions of sovereign governments, which could change or interfere with theretofore freely determined currency valuation, fluctuations in response to other market forces and the movement of currencies across borders.

The interbank market in foreign currencies is a global, around-the-clock market. Therefore, the hours of trading for shares of the Fund will not always conform to the hours during which the Eligible Currencies and U.S. dollar are traded. Significant price and rate movements may take place in the underlying foreign exchange markets that will not be reflected immediately in the price of shares of the Fund.

Risk of Leverage.    The leveraged exposure created by the Fund’s investment in Currency Contracts presents special risks, including the possibility of greater loss, increased transaction costs and greater volatility in the net asset value and market price of the Fund’s common stock. Such volatility may increase the likelihood of the Fund having to sell investments in order to meet its obligations when it may be disadvantageous to do so.

Use of leverage can magnify the effects of changes in the value of the Fund’s portfolio and make the Fund more volatile. The use of leverage may cause investors in the Fund to lose more money in adverse environments than would have been the case in the absence of leverage. There is no assurance that the Fund will be able to employ leverage successfully.

The use of leverage generally will require the Fund to segregate assets to cover its obligations (or, if the Fund borrows money, to maintain asset coverage in conformity with the requirements of the Investment Company Act). While the segregated assets may be invested in liquid securities, they may not be used for other operational purposes. Consequently, the use of leverage may limit the Fund’s flexibility and may require that the Fund sell other portfolio investments to pay Fund expenses, to maintain assets in an amount sufficient to cover the Fund’s leveraged exposure, or to meet other obligations, such as payment for the repurchase of Fund shares, at a time when it may be disadvantageous to sell such assets.

Government-Sponsored Enterprises Risk.    The Fund may invest in securities issued or guaranteed by certain U.S. Government-sponsored enterprises. Certain of these enterprises (such as the Government National Mortgage Association) are backed by the full faith and credit of the U.S. Government. However, other government-sponsored enterprises (such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Federal Home Loan Bank) are not backed by the full faith and credit of the U.S. Government. Such enterprises are supported only by the discretionary authority of the U.S. Government to purchase the enterprises’ obligations, and therefore are subject to increased credit risk. The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation each have been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the credit quality, availability or investment character of the securities issued or guaranteed by these agencies. To the extent that legislation or federal regulators impose additional requirements or restrictions with respect to the ability of such institutions to issue or guarantee securities, particularly in connection with highly leveraged transactions, the availability of government agency—issued or—guaranteed securities for investment may be adversely affected. Further, such legislation or regulation could depress the market value of government agency—issued or—guaranteed securities.

Risks Related to Derivatives.    The Fund’s use of derivatives, including cash-settled forward contracts, involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives. Whether the Fund’s use of derivatives is successful will depend on, among other things, if the subadviser correctly forecasts market movements, changes in foreign exchange and interest rates, and other factors. If the subadviser incorrectly forecasts these and other factors, the Fund’s performance could suffer. As the Fund’s Currency Contracts are primarily expected to be OTC derivatives transactions, the Fund will be exposed to the risk that counterparties to these transactions, for whatever reason, will be unable to meet their obligations under the arrangements. The Fund may have contractual remedies pursuant to a derivative contract, but there is no guarantee that the Fund would be successful in pursuing them. The Fund thus assumes the risk that it will be delayed or prevented from obtaining payments that it is owed by a defaulting counterparty.

Utilization of derivatives contracts also involves the risk of imperfect correlation in movements in the values of these derivatives and movements in the value of the underlying currencies. In addition, any increase or decrease in the value of the Currency Contracts may not be sufficient to generate returns in excess of the transaction costs to the Fund of entering into the transactions.

The derivatives market is largely unregulated. It is possible that developments in the derivatives market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing Currency Contracts or to realize amounts to be received under such contracts.

Tax Risk.    To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies (“RICs”), among other things the Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources (“qualifying income”). The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to a fund’s business of investing in stock or securities. Accordingly, regulations may be issued in the future that could treat some or all of the Fund’s foreign currency gains as non-qualifying income, thereby jeopardizing the Fund’s status as a RIC for all years to which the regulations are applicable. If for any taxable year the Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to stockholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

Certain Risks of Holding Fund Assets Outside the United States.    The Fund may hold foreign securities in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business, and there may be limited or no regulatory oversight of their operations. The laws of certain countries limit the Fund’s ability to recover its assets if a foreign bank or depository, or any of its agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Settlement Risk.    Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable for any losses incurred.

Inadequate Return.    No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in the Fund. Investors should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment in the Fund.

Loss of Investment Company Status.    The Fund is currently registered with the SEC as a closed-end, non-diversified management investment company. During the course of its ongoing investment operations, the Fund expects to continue to meet the definition of “investment company” contained in Section 3(a)(1)(A) of the Investment Company Act, which requires the Fund to be primarily engaged in the business of investing, reinvesting, or trading in securities. Although the Fund has registered as an investment company, the SEC could in the future determine that the Fund no longer meets this definition and file an action to withdraw the Fund’s registration. Under such circumstances, the Board of Directors of the Fund will consider what, if any, action should be taken by the Fund, including altering its investment strategies or winding up its affairs. If the Fund is required to deregister under the Investment Company Act and elects to continue operating, stockholders will not have the benefit of the protections afforded by the Investment Company Act to investors in registered investment companies such as the limitations applicable to the use of leverage and the requirements concerning the custody of assets and approvals of investment advisory agreements. In addition, if the Fund is deregistered, it is expected that its investment operations will not be subject to the jurisdiction of any regulatory body, including the SEC and the Commodity Futures Trading Commission.

Quarterly Distribution Policy.    The Fund intends to make distributions on a quarterly basis. Currently, in order to maintain a relatively stable level of quarterly distributions, the Fund may pay out less than all of its net investment income or pay out undistributed income or return capital in addition to current quarter net investment income. The distributions for any full or partial calendar year might not be made in equal amounts, and one distribution may be larger than the other. The Fund’s initial distribution will be for a period less than a full fiscal quarter. Consequently, it is expected that this initial distribution will be for an amount less than would be paid if the distribution was for a full quarterly period. The Fund will make a quarterly distribution only if authorized by the Fund’s Board of Directors and declared by the Fund out of assets legally available for these distributions. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its stockholders because it may result in a return of capital to stockholders, which would reduce the Fund’s net asset value and, over time, potentially increase the Fund’s expense ratio. See “Distributions” and “U.S. Federal Income Tax Considerations.”

Annual Repurchase of Securities.    The Fund has an interval fund structure pursuant to which the Fund’s required annual repurchases are likely to continually decrease the overall size of the Fund, which could over time: (1) harm investment performance by limiting the extent to which the Fund may invest in illiquid securities; (2) increase the Fund’s expense ratio as the Fund’s assets decrease; (3) threaten the Fund’s continued listing on the New York Stock Exchange, Inc. (“NYSE”), and, consequently, the liquidity of its shares; and (4) jeopardize the Fund’s viability and continued existence.

Moreover, there are further risks associated with the Fund’s repurchase offers, including the risk that: (1) because a repurchase offer will be for 5% to 25% of the outstanding shares, if the repurchase offer is over-subscribed, stockholders may be unable to liquidate all or a given percentage of their investment at net asset value during the repurchase offer; (2) due to the potential for pro-ration, if the repurchase offer is over-subscribed, some investors may tender more shares than they wish to have repurchased in order to ensure the repurchase of a specific number of shares; (3) the repurchase offer may not eliminate any discount at which the Fund’s shares trade; and (4) because the Fund expects, in certain circumstances, to liquidate portfolio securities in order to fund repurchase offers, the need to sell such securities may in turn affect the market for such securities and accordingly diminish the value of the Fund’s investments. Furthermore, to the extent the Fund borrows to finance the making of repurchases, interest on such borrowings may reduce the Fund’s returns.

No Operating History.    The Fund is a newly formed entity and has no previous operating or trading history upon which a potential investor can evaluate the Fund’s performance. Special risks apply during a fund’s start-up period, including the risk of failing to achieve the desired portfolio composition within the time period expected and the risk of commencing operations under inopportune market conditions.

Closed-End Structure; Market Discount from Net Asset Value.    Shares of closed-end investment companies that trade in a secondary market frequently trade at market prices that are lower than their net asset values. This is commonly referred to as “trading at a discount.” This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. As a result, the Fund is designed primarily for long-term investors. The Fund’s total assets will be reduced following this offering by the amount of offering and related expenses to be paid by the Fund.

Non-Diversified Investment Management Company.    While diversification does not guarantee a profit or protect against loss, investing in a non-diversified, narrowly focused fund may entail greater risks than is normally associated with more widely diversified funds.

Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of the shares will depend entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares will be determined by factors such as relative supply of and demand for the shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the shares will trade at, below or above net asset value or at, below or above the initial public offering price.

As with any security, complete loss of investment is possible.

Other Risks

Borrowing and Debt Risk.    While it is not presently the intention of the Fund to borrow money for investment purposes, the Fund may borrow money from banks or through reverse repurchase agreements for temporary or emergency non-investment purposes to the extent permitted by the Investment Company Act. The costs associated with such borrowings may reduce the Fund’s returns. The issuance of debt securities by the Fund would involve offering expenses and other costs. Fluctuations in interest rates on borrowings and short-term debt could reduce cash available for distributions on common stock. In addition, borrowings pursuant to credit agreements may result in the Fund being subject to certain covenants, such as those relating to asset coverage and portfolio composition, which may affect the Fund’s ability to pay distributions on common stock in certain instances. The Fund also may be required to pledge its assets to the lenders in connection with certain types of borrowings.

Liquidity/Listing of Fund’s Shares.    Although the Fund has applied to list its shares of common stock, subject to notice of issuance, on the NYSE, there is currently no public market for the Fund’s shares and there can be no assurance that an active public market will develop or be sustained after completion of this offering. There also is no assurance that the Fund will be able to maintain the listing of its shares on the NYSE.

Investments in Other Investment Companies.    The Fund may invest in securities of other investment companies, such as, among others, exchange-traded funds, subject to limitations imposed by the Investment Company Act. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies’ portfolio securities or net asset values. The Fund would continue, at the same time, to pay its own management fees and expenses with respect to all its investments, including shares of other investment companies. The Fund may invest in the shares of other investment companies when the Fund believes the potential benefits of the investment outweigh the payment of any management fees and expenses and, when applicable, premiums or sales loads.

Illiquid Securities.    The term “illiquid securities” means securities or other financial instruments that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued such securities or instruments. Illiquid securities and instruments may include forward contracts, swap contracts, futures contracts and repurchase agreements maturing in more than seven days and restricted securities other than those which the Fund determines are liquid pursuant to guidelines established by the Fund’s Board of Directors. The assets used to “cover” OTC derivative instruments used by the Fund will be considered illiquid unless the OTC derivative instruments are sold to qualified dealers who agree that the Fund may repurchase them at a maximum price to be calculated by a formula set forth in these OTC option’s agreements. The “cover” for an OTC derivative instrument subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the derivative instruments. The Fund may not be able to readily liquidate its investments in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations or for other fund management purposes. The lack of a liquid secondary market for illiquid securities may make it more difficult for the Fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

The Fund’s Board of Directors has delegated the function of making day-to-day determinations of liquidity to the Adviser and the subadviser pursuant to guidelines approved by the Board. The Adviser and the subadviser take into account a number of factors in reaching liquidity decisions, including: (a) the frequency of trades for the security, (b) the number of dealers that make quotes for the security, (c) the number of dealers that have undertaken to make a market in the security, (d) the number of other potential purchasers and (e) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). The Adviser and the subadviser monitor the liquidity of securities in the Fund’s portfolio and report periodically on such decisions to the Board.

When-Issued and Delayed Delivery Securities.    The Fund may purchase securities on a when-issued basis or may purchase or sell securities for delayed delivery, i.e., for issuance or delivery to or by the Fund later than a normal settlement date for such securities at a stated price and yield. The Fund generally would not pay for such securities or start earning interest on them until they are received. When the Fund undertakes a when-issued or delayed delivery obligation, however, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by the Fund on a when-issued or delayed delivery basis may result in the Fund’s incurring a loss or missing an opportunity to make an alternative investment. The Fund’s when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile.

A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect the Fund’s net asset value. The Fund may sell the right to acquire the security prior to delivery if the Adviser or the subadviser deem it advantageous to do so, which may result in a gain or loss to the Fund.

Lending of Portfolio Securities.    The Fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that the Adviser and the subadviser deem qualified. Lending securities enables the Fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of the Fund’s portfolio securities must maintain acceptable collateral with the Fund’s custodian or other acceptable party in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. Government securities and irrevocable letters of credit that meet certain guidelines established by the Adviser and the subadviser. The Fund may reinvest cash collateral in money market instruments or other cash and cash-equivalents, including other investment companies that invest in these types of securities. The Fund also may reinvest cash collateral in private investment vehicles similar to money market funds. In determining whether to lend securities to a particular broker-dealer or institutional investor, the Adviser and the subadviser will consider, and during the period of the loan, will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Fund will retain authority to terminate any of its loans at any time. The Fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. The Fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered by the Adviser and the subadviser to be in the Fund’s interest.

Repurchase Agreements.    Repurchase agreements are transactions in which the Fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “triparty” custodian or sub-custodian that maintains separate accounts for both the Fund and its counterparty. The obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. Government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition of collateral. The Fund intends to enter into repurchase agreements in transactions with only counterparties believed by the Adviser or the subadviser to present minimum credit risks.

Reverse Repurchase Agreements.    Reverse repurchase agreements involve the sale of securities held by the Fund subject to the Fund’s agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to the Fund’s limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates.

Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer, trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Asset Segregation.    When the Fund enters into certain transactions that involve obligations to make future payments to third parties that are not otherwise covered, including, but not limited to, swap contracts, the purchase of securities on when-issued or delayed delivery basis, forward contracts, futures or reverse repurchase agreements, it will segregate cash or liquid securities in a manner consistent with the positions articulated by the SEC and its staff.

Market Disruption Risk.    The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. These terrorist attacks, and the continued threat of these attacks and related events, including U.S. military actions in Iraq and continued unrest in the Middle East, have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Similar disruptions of the financial markets (including the currency markets) could adversely affect the market prices of the Fund’s investments, interest rates, secondary trading, ratings, credit risk, inflation and other factors that impact the Fund’s shares.

General Economic and Market Conditions.    The success of the Fund’s activities may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of security prices and liquidity of the Fund’s investments. Unexpected market volatility or changes in liquidity could impair the Fund’s profitability or result in its suffering losses.

Power to Classify and Issue Additional Stock.    The Fund’s charter authorizes the Fund to issue additional shares of common stock. The Board of Directors also may classify or reclassify any unissued shares of common stock, and may set the preferences, rights and other terms of the classified or reclassified shares. The Board may, without any action by its stockholders, amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has authority to issue. See “Description of Securities.”

Anti-Takeover Provisions.    The Fund’s charter and Bylaws contain other provisions that may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of the stockholders. See “Description of Securities” and the Fund’s charter and Bylaws.

* * *

The above discussion of the various risks associated with the Fund and its investments is not, and is not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire prospectus and consult with their own advisors before deciding whether to invest in the Fund. In addition, as market, economic, political, tax and other factors change or evolve over time, an investment in the Fund may be subject to risk factors not foreseeable at this time or able to be described in this prospectus at this time.

LISTING OF SHARES

The Fund has applied to list its shares of common stock, subject to notice of issuance, on the NYSE under the ticker symbol “GCF” and will be required to meet the NYSE’s initial and continuing listing requirements.

INVESTMENT RESTRICTIONS

The Fund’s investment objective as well as the following investment restrictions are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding shares of common stock (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares of common stock represented at a meeting at which more than 50% of the outstanding shares of common stock are represented or (ii) more than 50% of the outstanding shares). The Fund has adopted a fundamental policy for its interval fund structure. See “Annual Repurchases of Securities.” Subject to such stockholder approval, the Fund may not:

1.	Make investments for the purpose of exercising control or management.

2.	Purchase or sell real estate, commodities or commodity contracts (other than currency-related contracts), except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein, and the Fund may purchase and sell forward contracts, financial futures contracts and options thereon.

3.	Issue senior securities or borrow money except as permitted by Section 18 of the Investment Company Act or otherwise as permitted by applicable law.

4.	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in selling portfolio securities.

5.	Make loans to other persons, except (i) the Fund will not be deemed to be making a loan to the extent that the Fund takes long or short positions using Currency Contracts, purchases bonds, debentures or other debt securities, preferred securities, commercial paper, pass through instruments, bank loan participation interests, corporate loans, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments and (ii) the Fund may lend its portfolio securities in an amount not in excess of 33 1/3% of its total assets, taken at market value, provided that such loans shall be made in accordance with applicable law.

6.	Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any one industry; provided that nothing in this limitation will prevent the Fund from investing substantially all of its assets in the currencies of foreign countries as described in this prospectus.

Additional investment restrictions adopted by the Fund, which may be changed by the Board of Directors without stockholder approval, provide that the Fund may not:

1.	Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law.

2.	Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in investment restriction (3) above or except as may be necessary in connection with transactions described under “Investment Strategy” above.

3.	Purchase any securities on margin except as may be necessary in connection with transactions described under “Investment Strategy” above and except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio investments (the deposit or payment by the Fund of initial or variation margin in connection with forward currency contracts and financial futures contracts and options thereon is not considered the purchase of a security on margin).

If a percentage restriction on investment policies or the investment or use of assets set out above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation. The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the Investment Company Act or by exemption from the provisions therefrom pursuant to exemptive order of the SEC.

The Adviser and MLPFS are owned and controlled by Merrill Lynch. Because of the affiliation of Merrill Lynch with the Adviser, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to an exemptive order or otherwise in compliance with the provisions of the Investment Company Act and the rules and regulations thereunder. Included among such restricted transactions will be purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal. See “Portfolio Transactions.”

ANNUAL REPURCHASES OF SECURITIES

General.    The Fund intends to conduct annual repurchase offers for between 5% and 25% of the Fund’s outstanding common stock, subject to applicable law. The Fund intends to fund repurchase offers by using cash on hand, and, to the extent necessary, liquidating portfolio securities, or by borrowing to finance the repurchases. The Fund intends to make its first repurchase offer approximately 12 to 13 months from the date in which the Fund has invested substantially all of the proceeds of this offering in accordance with its investment strategies. The periodic interval between repurchase request deadlines will be approximately 12 months.

Repurchases of shares of common stock by the Fund would decrease its total assets and accordingly may increase its expenses as a percentage of average net assets. Further, interest on any borrowings to finance any such share repurchase transactions would reduce the Fund’s returns. See “U.S. Federal Income Tax Considerations—Sale or Exchange of Fund Shares” for certain tax consequences of a repurchase of shares of common stock by the Fund.

Fundamental Policy Regarding Annual Repurchase Offers.    The Fund will make offers to repurchase its shares at annual intervals pursuant to Rule 23c-3 under the Investment Company Act, and the Fund’s Board of Directors may place such conditions and limitations on the repurchase offers as may be permitted under that rule. The deadline by which the Fund must receive repurchase requests submitted by stockholders in response to each repurchase offer (“repurchase request deadline”) will be set as of the end of each annual period (pursuant to a policy approved by the Board) by reference to the fourth quarterly rebalancing date of the current annual period for the Currency Investments. The date on which the repurchase price for shares is to be determined (the “repurchase pricing date”) shall occur no later than fourteen days after the repurchase request deadline (or the next business day, if the fourteenth day is not a business day). Repurchase offers may be suspended or postponed only under certain circumstances as provided for in Rule 23c-3 under the Investment Company Act.

Annual Repurchase Offer Procedures.    The Board of Directors will, in the exercise of its duties and subject to applicable law, determine the number of shares subject to a repurchase offer based upon such considerations as market demand and the Fund’s net asset value per share. Under Maryland law, repurchases must be approved by the Board of Directors. A corporation may not repurchase its shares if, after giving effect to the repurchase, the corporation would not be able to pay indebtedness of the corporation as the indebtedness becomes due or, generally, the corporation’s total assets would be less than the sum of the corporation’s total liabilities. If a repurchase offer is over-subscribed, the Fund may, but is not obligated to, either: (1) repurchase all additional shares tendered if the additional shares do not exceed 2% of the Fund’s outstanding shares, or (2) purchase all shares tendered on a pro rata basis. All shares tendered may be withdrawn at any time prior to the repurchase request deadline in accordance with certain procedures.

Repurchase prices will be set at a price equal to the net asset value per share of the Fund as of a specified date that occurs after the repurchase request deadline. This price may be greater or less than the then current market price of the Fund’s shares. The Fund may charge a repurchase fee of up to 2% of the value of the shares that are repurchased. Payment for tendered shares will be distributed within one week after the repurchase pricing date. All repurchase offer materials will be mailed to stockholders of record before commencement of the repurchase offer. Stockholders whose shares are held in the name of a broker, dealer, commercial bank, trust company or other nominee should contact such firm if they desire to tender their shares in a repurchase offer.

While the Fund intends to conduct repurchase offers for its common stock, there is no assurance that conducting repurchase offers will cause the shares to trade at or above net asset value because the market price of the Fund’s shares will be based on, among other things, the Fund’s investment performance and investor perception of the Fund’s overall attractiveness as an investment as compared with alternative investments.

During repurchase offers, net asset value per share is calculated each business day as of the close of business on the NYSE (generally, the NYSE closes at 4:00 pm, Eastern time), on each business day during which the NYSE is open for trading. See “Net Asset Value.” Stockholders who wish to obtain the net asset value per share during this period should contact the Fund or their financial advisor.

DIRECTORS AND OFFICERS

The directors of the Fund (the “Directors”) are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act and applicable Maryland law.

Audit Committee

Each non-interested Director is a member of the Fund’s Audit Committee (the “Committee”). The principal responsibilities of the Committee are the appointment, compensation and oversight of the Fund’s independent registered public accounting firm, including the resolution of disagreements regarding financial reporting between Fund management and such independent accountants. The Committee’s responsibilities include, without limitation, to (i) review with the independent accountants the arrangements for and scope of annual and special audits and any other services provided by the independent accountants to the Fund; (ii) discuss with the independent accountants certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such independent accountants or any other results of any audit; (iii) ensure that the independent accountants submit on a periodic basis a formal written statement with respect to their independence, discuss with the independent accountants any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund’s independent accountants and recommend that the Board of Directors take appropriate action in response thereto to satisfy itself of the independent accountants’ independence; and (iv) consider the comments of the independent accountants with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies and practices and internal controls and Fund management’s responses thereto. The Board of Directors of the Fund has adopted a written charter for the Committee. The Committee has retained independent legal counsel to assist it in connection with its duties. Since the Fund has been incorporated, the Committee has held three meetings.

Nominating and Corporate Governance Committee

Each non-interested Director is a member of the Board’s Nominating and Corporate Governance Committee. The principal responsibilities of the Nominating and Corporate Governance Committee are (i) to identify individuals qualified to serve as non-interested Directors of the Fund; (ii) to recommend its nominees for consideration by the full Board; (iii) to evaluate annually the qualification of current Directors (both interested and non-interested Directors) who are eligible for re-election to the Board of Directors; (iv) to develop and recommend to the full Board a set of corporate governance principles for the Fund; and (v) to conduct, for the full Board’s review, an annual evaluation of the performance of the Board and each committee, including consideration of the effectiveness of the committee structure of the Board and the number of funds on whose boards each Director serves. While the Nominating and Corporate Governance Committee is solely responsible for the selection and nomination of the Fund’s non-interested Directors, the Nominating and Corporate Governance Committee may consider nominations for the office of Director made by Fund stockholders or by Fund management, as it deems appropriate. Fund stockholders who wish to recommend a nominee should send to the Secretary of the Fund a nomination submission that includes all information relating to the recommended nominee that is required to be disclosed in a solicitation or proxy statement for the election of Directors and that sets out the qualifications of the proposed nominee. Nomination submissions must be accompanied by a written consent of the recommended nominee to stand for election if nominated by the Board and to serve if elected by stockholders. Since the Fund has been incorporated, the Nominating and Corporate Governance Committee has held one meeting.

Biographical Information

Certain biographical and other information relating to the non-interested Directors of the Fund is set out below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Adviser and its affiliates, including Fund Asset Management L.P. (“FAM”) and Merrill Lynch Investment Managers, L.P. (“MLIM”) (collectively, “IQ Advisors-Affiliate Advised Funds”), and other public directorships.

Biographical Information of the Non-Interested Directors of the Fund

Name, Address(1) and Age of Director	Position(s)(2) Held with the Fund	Term of Office(3) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of IQ Advisors- Affiliate Advised Funds and Portfolios Overseen	Public Directorships
Alan R. Batkin (61)	Director and Chairman of the Board	Since September 2005	Vice-Chairman, Kissinger Associates, Inc., a consulting firm (1990 to present).	7	Hasbro, Inc.; Overseas Shipholding Group, Inc.; Cantel Medical Corp.; and Diamond Offshore Drilling, Inc.

Paul Glasserman (43)	Director and Chairman of Audit Committee	Since September 2005	Professor, Columbia University Business School (1991 to present); Senior Vice Dean since July 2004.	7	None

Steven W. Kohlhagen (58)	Director	Since September 2005	Retired since August 2002; Managing Director, Wachovia National Bank and its predecessors (1992 to 2002).	7	None

William J. Rainer (60)	Director and Chairman of Nominating and Corporate Governance Committee	Since September 2005	Retired since November 2004; Chairman and Chief Executive Officer, OneChicago, LLC, a designated contract market (2001 to November 2004); Chairman, U.S. Commodity Futures Trading Commission (1999 to 2001).	7	None

(1)	The address of each Director is P.O. Box 9095, Princeton, New Jersey 08543-9095.
(2)	Each of the non-interested Directors is a member of the Audit Committee and the Nominating and Corporate Governance Committee.
(3)	Each Director serves for a term of one year and until his successor is elected and qualifies, or his earlier death, resignation or removal as provided in the Fund’s Bylaws, charter or by statute.

Certain biographical and other information relating to the Director who is an “interested person” of the Fund as defined in the Investment Company Act (the “interested Director”) is set out below, including his age, principal occupation for at least the last five years, the length of time served, the total number of portfolios overseen in IQ Advisors-Affiliate Advised Funds and public directorships held.

Biographical Information of the Interested Director(1) of the Fund

Name, Address(2) and Age of Director	Position(s) Held with the Fund	Term of Office(3) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of IQ Advisors- Affiliate Advised Funds and Portfolios Overseen	Public Directorships
Andrew J. Donohue (55)	Director and Chief Legal Officer	Since September 2005	IQ Investment Advisors LLC, Chief Legal Officer since 2004; Global General Counsel, FAM and MLIM, since March 2003; prior to 2003, General Counsel, OppenheimerFunds, Inc.	8	None

(1)	Mr. Donohue is an interested Director because of his position as an employee of the Adviser and its affiliates.
(2)	The address of Mr. Donohue is P.O. Box 9095, Princeton, New Jersey 08543-9095.
(3)	Mr. Donohue serves for a term of one year and until his successor is elected and qualifies, or his earlier death, resignation or removal as provided in the Fund’s Bylaws, charter or by statute.

Biographical Information of the Executive Officers of the Fund

Name, Address(1) and Age of Director	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Mitchell M. Cox (40)	President	Since September 2005	IQ Investment Advisors LLC, President since April 2004; MLPFS, First Vice President, Head of Global Private Client Market Investments and Origination since 2003; MLPFS, First Vice President, Head of Structured Products Origination and Sales (2001 to 2003); MLPFS, Director, Head of Structured Products Origination (1997 to 2001).
Donald C. Burke (45)	Vice President, Treasurer and Secretary	Since September 2005	IQ Investment Advisors LLC, Treasurer and Secretary since December 2004; First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999 and Director since 2004; Vice President of FAMD since 1999; Vice President of MLIM and FAM (1990 to 1997); Director of Taxation of MLIM (1999 to 2001).
Andrew J. Donohue (55)	Chief Legal Officer	Since September 2005	IQ Investment Advisors LLC, Chief Legal Officer since December 2004; Global General Counsel, FAM and MLIM, since March 2003; prior to 2003, General Counsel, OppenheimerFunds, Inc.
Jeffrey Hiller (54)	Chief Compliance Officer	Since September 2005	IQ Investment Advisors LLC, Chief Compliance Officer since 2004; Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and Chief Compliance Officer of MLIM (Americas Region) since 2004; Global Director of Compliance at Morgan Stanley Investment Management (2002 to 2004); Managing Director and Global Director of Compliance at Citigroup Asset Management (2000 to 2002); Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential Financial (1995 to 2000); Senior Counsel in the SEC’s Division of Enforcement in Washington, DC (1990 to 1995).
Justin Ferri (30)	Vice President	Since September 2005	IQ Investment Advisors LLC, Vice President since 2005; MLPFS, Director, Global Private Client Group Market Investments & Origination since 2005; MLPFS, Vice President, Head Global Private Client Rampart Equity Derivatives (2004 to 2005); MLPFS, Vice President, Co-Head Global Private Client Domestic Analytic Development (2002 to 2004); mPower Advisors LLC, Vice President, Quantitative Development (1999 to 2002).
Jay M. Fife (36)	Vice President	Since September 2005	IQ Investment Advisors LLC, Vice President and Assistant Treasurer since 2005; MLIM, Director since 2000; MLPFS, Director (2000) and Vice President (1997 to 2000).
Colleen R. Rusch (38)	Vice President	Since September 2005	IQ Investment Advisors LLC, Vice President since 2005; MLPF&S, Director, Global Private Client Market Investments & Origination since July 2005; MLIM, Director (January 2005 to July 2005); Vice President of MLIM (1998 to 2004).

(1)	The address of each executive officer is P.O. Box 9011, Princeton, New Jersey 08543-9011.

Stock Ownership

Information relating to each Director’s share ownership in the Fund and in all registered funds in the Merrill Lynch family of funds that are overseen by the respective Director (“Supervised Merrill Lynch Funds”) as of December 31, 2005 is set out in the chart below.

Name	Aggregate Dollar Range of Equity in the Fund	Aggregate Dollar Range of Securities in Supervised Merrill Lynch Funds
Interested Director:
Andrew J. Donohue	None	None

Non-Interested Directors:
Alan R. Batkin	None	None
Paul Glasserman	None	None
Steven W. Kohlhagen	None	None
William J. Rainer	None	None

As of the date of this prospectus, none of the Directors and officers of the Fund owned any outstanding shares of the Fund. As of the date of this prospectus, none of the non-interested Directors of the Fund or their immediate family members owned beneficially or of record any securities in Merrill Lynch.

Compensation of Directors

The following table sets forth the estimated compensation to be paid by the Fund to the non-interested Directors projected through the end of the Fund’s full fiscal year and the aggregate compensation paid to them from all the registered IQ Advisors-Affiliate Advised Funds for the calendar year ended December 31, 2005.

Name	Aggregate Compensation from the Fund(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses(2)	Total Compensation from the Fund and Fund Complex Paid to Each Non-interested Director(3)
Alan R. Batkin(4)	$17,250	None	$106,042
Paul Glasserman	$15,000	None	$ 92,083
Steven W. Kohlhagen	$15,000	None	$ 97,917
William J. Rainer	$15,000	None	$ 92,083

(1)	The Fund is newly formed and the amounts listed are estimated for the Fund’s fiscal year ending December 31, 2006.
(2)	The Fund does not have a bonus, profit sharing or retirement plan, and Directors do not receive any pension or retirement benefits.
(3)	Each non-interested Director currently serves as a director for seven funds (including the Fund) in the IQ Investment Advisors fund complex. Mr. Donohue currently serves as a director of a fund advised by an affiliate of the Adviser in addition to serving as a director of seven funds (including the Fund) in the IQ Investment Advisors fund complex.
(4)	Chairman of the Board of Directors.

INVESTMENT ADVISORY AND MANAGEMENT ARRANGEMENTS

The Adviser

The Adviser, which is owned and controlled by Merrill Lynch, a financial services holding company, provides the Fund with investment advisory, management and administrative services. The Adviser is a limited liability company organized under the laws of the State of Delaware. The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended

(the “CEA”) and, as a result, is not subject to registration or regulation as a CPO under the CEA. The Adviser has a limited operating history and as of January, 2006 had approximately $1.26 billion worth of assets under management. However, affiliates of the Adviser, including MLIM, as of January 2006, had a total of approximately $560 billion in investment company and other portfolio assets under management. The principal business address of the Adviser is 4 World Financial Center, 5th Floor, New York, NY 10080.

The Adviser takes a non-traditional approach to asset management by seeking to identify specific economic or strategic investment themes that may fill particular investor needs. The Adviser defines a disciplined portfolio management strategy based on each theme and seeks to provide the strategy to investors in what it believes to be a scalable and cost-effective manner. In many cases, the Adviser may collaborate in connection with its proprietary products with an asset manager who has a high degree of expertise in the specific investment theme, and may retain the manager to act as sub-adviser with respect to portfolio implementation.

The management agreement between the Fund and the Adviser through which the Adviser provides investment advisory, management and administrative services to the Fund (the “Management Agreement”) provides that, subject to the supervision of the Fund’s Board of Directors, the Adviser is responsible for management and oversight of the Fund’s portfolio. The Adviser has designed the investment strategy for the Fund and provides certain oversight responsibility for the implementation of the strategy by the subadviser. The Adviser also provides certain investment advisory, management and administrative services for the Fund.

FAM, an indirect wholly-owned subsidiary of Merrill Lynch, is the sole member of the Adviser. On February 15, 2006, Merrill Lynch, BlackRock, Inc. (“BlackRock”), and certain newly formed affiliates of BlackRock (“New BlackRock”), entered into a Transaction Agreement and Plan of Merger (the “Transaction Agreement”), pursuant to which the businesses of MLIM and FAM, will be contributed to New BlackRock in exchange for a 49.8% economic interest (which includes a 45% voting interest) in New BlackRock, subject to the terms of and as described more fully in the Transaction Agreement. The transaction is currently expected to close in the third quarter of 2006, subject to necessary shareholder and regulatory approvals and other customary closing conditions. Before the closing of the transaction, the ownership of the Adviser will be restructured so that the Adviser continues to be owned and controlled by Merrill Lynch. After the completion of the transaction, it is anticipated that the Adviser and the Board of Directors of the Fund will consider entering into service agreements with BlackRock or other third party service providers for certain services currently provided by affiliates of the Adviser. The transaction and related restructuring of the Adviser’s holding company is not anticipated to diminish in any way the nature and quality of the services, or any costs thereof, being provided under the Management Agreement between the Adviser and the Fund. Neither the transaction nor the related restructuring of the Adviser is anticipated to result in an “assignment” (as defined in the Investment Company Act) of the Management Agreement.

Management Agreement

The Management Agreement obligates the Adviser to provide investment advisory, management and administrative services to the Fund. For its services, the Fund pays the Adviser a monthly fee at the annual rate of 0.90% of an aggregate of the Fund’s average daily net assets (the “Management Fee”). For purposes of this calculation, average daily net assets are determined at the end of each month on the basis of the average net assets of the Fund for each day during the month.

Unless earlier terminated as described below, the Management Agreement will remain in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the stockholders of the Fund.

Initial Approval of the Management Agreement

The Board of Directors of the Fund, including a majority of the non-interested Directors of the Fund, has the responsibility under the Investment Company Act to approve the Fund’s proposed Management Agreement for its initial two-year term and for one-year renewal terms thereafter at meetings of the Board called for the purpose of voting on such initial approval or renewals. In addition, the Fund’s Board of Directors will receive, review and evaluate information concerning the services and personnel of the Adviser and its affiliates at each quarterly meeting of the Board of Directors. While particular emphasis will be placed on information concerning profitability, comparability of fees, total expenses and the Fund’s investment performance at any future meeting at which a renewal of the Management Agreement is considered, the process of evaluating the Adviser and the Fund’s investment advisory and administrative arrangements is an ongoing one. In this regard, the Board’s consideration of the nature, extent and quality of the services to be provided by the Adviser under the Management Agreement will include deliberations at future quarterly meetings.

At a Board meeting held on September 20, 2005, all of the Directors present at the meeting, including the non-interested Directors, approved the Management Agreement for an initial two-year term. In considering whether to approve the Management Agreement, the Fund’s Board of Directors reviewed an organizational meeting book and other materials from counsel to the Fund and from the Adviser which: (i) included information concerning the services that will be rendered to the Fund by the Adviser and the Adviser’s affiliates and the fees that will be paid by the Fund to the Adviser and the Adviser’s affiliates, and (ii) outlined the legal duties of the Board under the Investment Company Act. The Board also received information from Lipper, Inc. (“Lipper”) comparing the Fund’s fee rate for advisory and administrative services to those of other closed-end funds chosen by Lipper. In particular, the Board considered the following:

(a) The nature, extent and quality of services to be provided by the Adviser. The Directors reviewed the services that the Adviser would provide to the Fund. In connection with the investment advisory services to be provided to the Fund, the Board of Directors discussed in detail with officers of the Adviser the management of the Fund’s investments in accordance with the Fund’s stated investment objective and policies and the types of transactions that would be entered into on behalf of the Fund. During this discussion, the Directors asked detailed questions of, and received answers from, the officers of the Adviser regarding the formulation of the investment strategy, its efficacy and potential risks.

At a subsequent meeting of the Board of Directors held on March 7, 2006, the Board discussed with representatives of the Adviser and the Subadviser, revisions made to the Fund’s investment objective and strategy as presented at the September 20, 2005 meeting. The Board discussed the reasons for the revisions to the Fund’s investment objective and strategy, the costs associated with implementing the revised strategy, the ability of the Subadviser to achieve the Fund’s investment objective utilizing the revised investment strategy, the ability of the Subadviser to deliver the same anticipated level of service, and whether the revised strategy would increase the risk profile of the Fund. Following discussions with representatives of the Adviser and a member of the Subadviser’s portfolio management team, the Board concluded that the change to the investment objective and strategy was, and the Management Agreement remained, appropriate for the Fund.

In addition to the investment advisory services to be provided to the Fund, the Board of Directors considered that the Adviser and its affiliates also will provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Fund. In particular, the Board of Directors reviewed the compliance and administrative services to be provided to the Fund by the Adviser, including its oversight of the Fund’s day-to-day operations and its oversight of Fund accounting. The Board noted that the Adviser has an administrative, legal and compliance staff to ensure a high level of quality in the compliance and administrative services to be provided to the Fund. Based on the presentations on September 20, 2005 and the Board members’ experience as Board members of other investment companies advised by the Adviser, the Board of Directors concluded that the services to be provided to the Fund by the Adviser under the Management Agreement were likely to be of a high quality and would benefit the Fund.

(b) Investment performance of the Fund and the Adviser. Because the Fund is newly formed, the Directors did not consider the investment performance of the Fund. The Board based its review of the Adviser’s performance primarily on the experience of the Adviser in managing other registered investment companies, noting that other accounts the Adviser manages might have investment objectives, policies or restrictions different from those of the Fund. The Board also considered the experience, resources and strengths of the Adviser and its affiliates in developing investment strategies similar to the Fund in other contexts. The Board of Directors considered the innovative nature of the investment product and the creativity of the Adviser in developing the Fund’s investment program. Based on these factors, the Directors determined that the Adviser would be an appropriate investment adviser for the Fund.

(c) Cost of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund. The Directors also considered the anticipated cost of the services to be provided by the Adviser. Because the Fund is newly formed, had not commenced operations as of September 20, 2005, and the eventual aggregate amount of Fund assets was uncertain, the Adviser was not able to provide the Directors with specific information concerning the cost of services to be provided to the Fund and the expected profits to be realized by the Adviser and its affiliates from their relationships with the Fund. The Directors, however, did discuss with the Adviser its general level of anticipated profitability and noted that the Adviser would provide the Directors with profitability information from time to time after the Fund commences operations.

(d) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale. Because the Fund is newly formed and had not commenced operations as of September 20, 2005, and the eventual aggregate amount of Fund assets was uncertain, the Adviser was not able to provide the Directors with specific information concerning the extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale, if any. The Directors also discussed the renewal requirements for investment advisory agreements, and determined that they would revisit this issue no later than when they next review the investment advisory fee after the initial two-year term of the Management Agreement.

(e) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients. The Directors compared both the services to be rendered and the fees to be paid under the Management Agreement to other contracts of other investment advisers with respect to other closed-end registered investment companies. In particular, the Board of Directors evaluated the Fund’s proposed contractual fee rate for advisory and administrative services as compared to the contractual fee rate of other closed-end funds chosen by Lipper. In considering this information, the Board of Directors took into account the relatively unique nature of the investment strategies of the Fund and the fact that the peer group of core, growth and value funds provided by Lipper for comparison might have investment strategies and restrictions different from those of the Fund. The Board did not consider compensation paid with respect to accounts other than registered investment companies since the Adviser only utilizes the Fund’s strategy in connection with the Fund. In particular, the Board of Directors noted that the Fund’s contractual advisory fee rate at a common asset level placed it in the second quintile for the group (that is, at least 60% of the funds in the group had a contractual advisory fee that was higher than the Fund’s). The Board of Directors also considered that including investment-related expenses and taxes, the Fund’s projected total expense ratio at a common asset level placed it in the second quintile for the group (that is, at least 60% of the funds in the group had a total expense ratio that was higher than the Fund’s).

The Fund’s Board of Directors then considered the potential direct and indirect benefits to the Adviser and its affiliates from their relationship with the Fund, including the underwriting arrangements relating to the initial distribution of Fund shares. The Board of Directors concluded that the Fund would benefit from those services.

Conclusion. No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, all of the Directors who were present at the September 20, 2005 meeting, including all of the non-interested Directors, concluded that the proposed advisory fee rate and projected total expense ratio are reasonable in relation to the services to be provided by the Adviser to the Fund, as well as the costs to be incurred and benefits to be gained by the Adviser and its affiliates in providing such services, including the investment advisory and administrative components. The Board also found the proposed investment advisory fee to be reasonable in comparison to the fees charged by advisers to other funds of similar, actual or anticipated size. As a result, all of the Directors, including the non-interested Directors, approved the Management Agreement. The non-interested Directors were represented by independent counsel who assisted them in their deliberations.

The Subadviser

The Adviser has entered into a Subadvisory Agreement with Nuveen Asset Management (the “Subadviser” and together with the Adviser, the “Advisers”), pursuant to which the Adviser has delegated certain of its investment advisory responsibilities to the Subadviser. The Subadviser will be responsible for implementing the Fund’s investment strategy. The Subadviser, a corporation organized under the laws of the State of Delaware, is registered as an investment adviser with the SEC under the Advisers Act. The Subadviser is a wholly owned subsidiary of Nuveen Investments, Inc. Founded in 1898, Nuveen Investments, Inc. and its affiliates had approximately $79 billion of assets under management as of December 31, 2005. The Subadviser’s principal office, including its office for service of process, is located at 333 West Wacker Drive, Chicago, Illinois 60606.

The Portfolio Managers

Unless otherwise indicated, the information below is provided as of the date of this prospectus.

Portfolio Management Team. The following individuals at the Subadviser have primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

Andrew J. Stenwall leads the Subadviser’s Taxable Fixed Income Team and is responsible for developing and administering the portfolio strategy of the team. Mr. Stenwall has been a Managing Director of the Subadviser since August 2004. Prior to joining the Subadviser, Mr. Stenwall served as the Fixed Income Chief Investment Officer for Banc of America Capital Management (“BACAP”) from 2002 through 2004, prior to which he was a Managing Director in charge of BACAP’s taxable fixed income management and the leader of its structured products team. Mr. Stenwall joined BACAP in June of 1997.

Ronald R. Lagnado, Ph.D. is the Managing Director—Quantitative Analysis of the Subadviser’s Taxable Fixed Income Team (since September 2004), and is responsible for all taxable fixed income quantitative research. Prior to joining the Subadviser, he was the Director in charge of Quantitative Research for BACAP from September 2002 through August 2004. From October 1999 to June 2002, Dr. Lagnado was the head of financial engineering at Misys International Banking System, developing software for enterprise-wide market and credit risk management. From February 1998 to September 1999, he was the associate director for research and product development at Pareto Partners, a London-based investment management firm, where he was responsible for developing currency hedging and global asset allocation strategies.

Christian Romon, Ph.D. is Managing Director—Credit Research and Portfolio Management of the Subadviser’s Taxable Fixed Income Team and he is responsible for managing a team of credit analysts, portfolio managers, and traders that manage all investments in investment grade and high yield corporate debt. Prior to joining the Subadviser in 2004, he was the Managing Director in charge of Credit Research and Portfolio Management and the lead high yield portfolio manager for BACAP. From 1996 through 2000, Dr. Romon was the director of research for Bradford & Marzec, Inc. He also served as the director of fixed-income and equity research for Wertheim Schroder Capital Management, Inc., and as the director of research for Arthur Young. Dr. Romon joined the investment community as a securities research analyst for Paine Webber, Inc. in 1985.

Saied Simozar, Ph.D. is Managing Director—Global Interest Rate Strategies of the Subadviser’s Taxable Fixed Income Team (since December 2004), and is responsible for managing all active interest-rate and currency positions across all taxable fixed-income portfolios. From October 2001 to October 2004, Dr. Simozar was the Managing Director of Global Interest Rate Strategies for BACAP where he was responsible for managing all non-U.S. interest rate positions and emerging market investments. From March 1998 to May 2001, he was a senior portfolio manager for Putnam Investments.

Steven L. Vielhaber is Managing Director—Fixed Income Portfolio Strategies of the Subadviser’s Taxable Fixed Income Team (since January 2005), and is responsible for a group of portfolio managers that execute taxable fixed income strategies across all portfolios managed by the team. From May 1993 to December 2004, Mr. Vielhaber was the Managing Director in charge of separate accounts for BACAP.

Scott Grimberg is a Senior Portfolio Manager—Global Interest Rates and Currencies of the Subadviser’s Taxable Fixed Income Team (since December 2004), and is responsible for managing and executing interest rate and currency positions and trades. Prior to joining the Subadviser, Mr. Grimberg was a Director of Global Interest Rates, Currencies and Emerging Markets for BACAP from May 2000 through October 2004. From January 2000 to April 2000, he was a Currency and Fixed Income Strategist for AIG Securities, and from June 1998 to January 2000 held a similar position with Miller Tabak Roberts, Inc. From May 1996 to June 1998, Mr. Grimberg was a sovereign analyst with Standard & Poor’s.

Other Accounts Managed. In addition to their responsibilities for the management of the Fund, the team listed above is primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Andrew J. Stenwall	Registered Investment Company	3	$30 million
	Other Pooled Investment Vehicles	0	0
	Other Accounts	12	285 million
Ronald R. Lagnado	Registered Investment Company	3	$30 million
	Other Pooled Investment Vehicles	0	0
	Other Accounts	11	285 million
Christian Romon	Registered Investment Company	3	$30 million
	Other Pooled Investment Vehicles	0	0
	Other Accounts	12	285 million
Saied Simozar	Registered Investment Company	3	$30 million
	Other Pooled Investment Vehicles	0	0
	Other Accounts	14	285 million
Steven L. Vielhaber	Registered Investment Company	3	$30 million
	Other Pooled Investment Vehicles	0	0
	Other Accounts	15	285 million
Scott Grimberg	Registered Investment Company	3	$30 million
	Other Pooled Investment Vehicles	0	0
	Other Accounts	12	285 million

*	Assets are as of March 15, 2006. None of the assets is subject to an advisory fee based on performance.

Salary and Cash Bonus. In addition to a salary and other guaranteed compensation, each member of the investment team is eligible to receive an annual cash bonus. The level of these bonuses and year to year changes to base compensation are based upon evaluations and determinations made by Mr. Stenwall for all team members reporting to him, and for all team members, including Mr. Stenwall, upon evaluations and determinations made by the CEO and President of the Subadviser’s parent company, Nuveen Investments, Inc. These reviews and evaluations take into account a number of factors, including the effectiveness of the team’s investment strategies, the performance of the accounts for which the team serves as portfolio management relative to any benchmarks established for the accounts (which for the Fund will be Fund’s ability to meet the Fund’s investment objective), the team’s and the individual’s effectiveness in communicating investment performance to shareholders and their representatives, the team’s and the individual’s contribution to the Subadviser’s investment process and execution of investment strategies, and the team’s overall assets under management. The cash bonus component is also impacted by the overall performance of the parent company in achieving its business objectives.

Long-Term Incentive Compensation. Each member of the investment team is eligible to receive bonus compensation in the form of equity-based awards comprised of securities issued by Nuveen Investments, Inc. or options thereon, and/or other forms of long-term deferred compensation. The amount of such compensation is dependent upon the same factors articulated for cash bonus awards but also takes into account the individual’s long-term potential with the firm.

Material Conflicts of Interest. The Subadviser’s Taxable Fixed Income Team’s simultaneous management of the Fund and the other registered investment companies and other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities and Currency Investments orders placed on behalf of the Fund. The Subadviser has adopted several policies that address such potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio trades under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time, and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, the Subadviser has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of the date of this prospectus, none of the members of the portfolio management team beneficially own any stock issued by the Fund.

Subadvisory Agreement

The Adviser has entered into a Subadvisory Agreement with the Subadviser, pursuant to which the Adviser has delegated certain of its investment advisory responsibilities to the Subadviser. For its services, the Adviser pays the Subadviser a monthly fee at the annual rate of 0.40% of an aggregate of the Fund’s average daily net assets. For purposes of this calculation, average daily net assets are determined at the end of each month on the basis of the average net assets of the Fund for each day during the month. The Subadvisory Agreement has been structured to operate in the same manner as the Management Agreement and the Subadviser will not be entitled to any fees unless and until the Adviser has received the Management Fee from the Fund.

Unless earlier terminated as described below, the Subadvisory Agreement will remain in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the stockholders of the Fund. The Subadvisory Agreement terminates automatically if the Management Agreement terminates.

Initial Approval of the Subadvisory Agreement

At a Board meeting held on September 20, 2005, all of the Directors present at the meeting, including the non-interested Directors, approved the Subadvisory Agreement for an initial two-year term. In considering whether to approve the Subadvisory Agreement, the Fund’s Board of Directors reviewed an organizational meeting book and other materials from counsel to the Fund, and, noting that the Subadviser manages each of the Defined Strategy Fund Inc.’s (“Defined Strategy”) and Dow 30SM Premium & Dividend Income Fund Inc.’s

(“Dow 30”) portfolio, took into account materials previously provided to the Directors about the Subadviser and the services that it provides those funds, which: (i) included information describing the services of the Subadviser and the Subadviser’s affiliates; (ii) included information concerning the portfolio manager; and (iii) outlined the legal duties of the Board under the Investment Company Act. As part of its review of the selection of the Subadviser, the Board engaged in a detailed discussion with the Adviser regarding its selection of the Subadviser. The Board considered the Subadviser’s experience in managing the portfolios of Defined Strategy and Dow 30 and that the Subadviser, in the Adviser’s judgment, had the experience and expertise necessary to implement the Fund’s investment program. In particular, the Board also considered the following:

(a) The nature, extent and quality of services to be provided by the Subadviser. The Directors reviewed the services that the Subadviser would provide to the Fund. In connection with the investment subadvisory services to be provided to the Fund, the Board of Directors discussed in detail with officers of the Adviser and members of the Subadviser’s portfolio management team, the management of the Fund’s investments in accordance with the Fund’s stated investment objective and policies and the types of transactions that would be entered into on behalf of the Fund. Drawing on their collective industry experience, the Directors discussed the Fund’s investment strategy at length with representatives from the Subadviser, including discussions regarding the premises underlying the Fund’s investment strategy, its efficacy and potential risks. The Board of Directors also considered: the favorable history, reputation and background of the Subadviser and its personnel; the Board’s experience with the Subadviser in connection with Defined Strategy and Dow 30; and the substantial experience of the Subadviser’s portfolio management team in managing foreign exchange investments. The Board of Directors concluded that the services to be provided to the Fund by the Subadviser under the Subadvisory Agreement were likely to be of a high quality and would benefit the Fund.

At a subsequent meeting of the Board of Directors held on March 7, 2006, the Board discussed with representatives of the Adviser and the Subadviser, revisions made to the Fund’s investment objective and strategy as presented at the September 20, 2005 meeting. The Board discussed the reasons for the revisions to the Fund’s investment objective and strategy, the costs associated with implementing the revised strategy, the ability of the Subadviser to achieve the Fund’s investment objective utilizing the revised investment strategy, the ability of the Subadviser to deliver the same anticipated level of service, and whether the revised strategy would increase the risk profile of the Fund. Following discussions with representatives of the Adviser and a member of the Subadviser’s portfolio management team, the Board concluded that the change to the investment objective and strategy was, and that the Subadvisory Agreement remained, appropriate for the Fund.

(b) Investment performance of the Fund and the Subadviser. Because the Fund is newly formed, the Directors did not consider the investment performance of the Fund. The Board did consider the performance history of Defined Strategy and Dow 30 and noted that, although this performance history was limited, each fund was successfully following its investment strategy. The Board did not consider the Subadviser’s performance with respect to other accounts it manages, because these accounts might have investment objectives, policies or restrictions different from those of the Fund. The Board further considered the experience, resources and strengths of the Subadviser, its affiliates and the portfolio manager in managing foreign exchange transactions. As a result, the Directors determined that the Subadviser would be an appropriate subadviser for the Fund.

(c) Cost of the services to be provided and profits to be realized by the Subadviser from the relationship with the Fund. The Directors also considered the anticipated cost of the services to be provided by the Subadviser. Because the Fund is newly formed, the Board did not review and consider any information relating to the Subadviser’s anticipated profitability. Because the Board viewed anticipated profitability as highly speculative given the relatively early stage of the relationship, the Board did not consider the anticipated profitability to the Subadviser separately from its consideration of the appropriateness of the overall fee being charged the Fund for the totality of services being provided.

(d) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale. Because the Fund is newly formed and had not commenced operations as of September 20, 2005, and the eventual aggregate amount of Fund assets was uncertain, the Adviser was not able to provide the Directors with specific information concerning the extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale, if any. The Directors also noted that the Subadviser’s fees are paid by the Adviser out of its fees and not by the Fund directly. The Directors also discussed the renewal requirements for subadvisory agreements, and determined that they would revisit this issue no later than when they next review the subadvisory fee after the initial two-year term of the Subadvisory Agreement.

(e) Comparison of services to be rendered and fees to be paid to those under other subadvisory contracts, such as contracts of the same and other investment advisers or other clients. The Board discussed the services that would be rendered by the Subadviser, and, based on its experience overseeing other subadvised funds, including Defined Strategy and Dow 30, determined that such services were consistent with those provided by subadvisers generally and sufficient for the management of the Fund. Taking into account the totality of the information and materials provided to the Board as noted above, including the fact that the subadvisory fee was negotiated with the Adviser on an arm’s length basis, the Board concluded that the subadvisory fee was reasonable for the services being rendered. The Board also concluded that the subadvisory fees appeared reasonable in relation to the fees charged by the Subadviser to other subadvised funds.

The Fund’s Board of Directors then considered the potential direct and indirect benefits to the Subadviser and its affiliates from their relationship with the Fund, including the reputational benefits from managing the Fund. The Board of Directors concluded that the potential benefits to the Subadviser were consistent with those obtained by other subadvisers in similar types of arrangements.

Conclusion. No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, all of the Directors present at the September 20, 2005 meeting, including all of the non-interested Directors, concluded that the proposed advisory fee rate and projected total expense ratio are reasonable in relation to the services to be provided by the Subadviser. As a result, all of the Directors, including the non-interested Directors, approved the Subadvisory Agreement. The non-interested Directors were represented by independent counsel who assisted them in their deliberations.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Directors has delegated to the Adviser authority to vote all proxies relating to the Fund’s portfolio securities pursuant to the proxy voting policies and procedures set out in Appendix B to this prospectus. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 (or any lesser period of time ending June 30 if the Fund has not been operating for that long) of each year is available starting August 31 of that year without charge, upon request, by calling toll free 1-877-449-4742 or through the SEC’s website at http://www.sec.gov. This reference to the website does not incorporate the contents of the website into this prospectus.

DISTRIBUTIONS

The Fund intends to make distributions on a quarterly basis. The Fund will distribute net realized capital gains, if any, at least annually. Currently, in order to maintain a relatively stable level of quarterly distributions, the Fund may pay out less than all of its net investment income or pay out undistributed income or return capital in addition to current quarter net investment income. It is anticipated that a significant part of the Fund’s distributions will consist of short-term capital gains on its Currency Investments, and, as a result, the amount of the Fund’s distributions will depend to a significant extent on the performance of such Currency Investments. The distributions in some years may constitute a return of capital, particularly in years during which the values of the Fund’s long and short Currency Investments perform unfavorably. The distributions for any full or partial year might not be made in equal amounts, and one distribution may be larger than the other.

The Fund will make a quarterly distribution only if authorized by the Fund’s Board of Directors and declared by the Fund out of assets legally available for these distributions. The Fund also may pay a special distribution at the end of each calendar year, if necessary, to comply with U.S. federal income tax requirements. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its stockholders because it may result in a return of capital to stockholders, which would reduce the Fund’s net asset value and, over time, potentially increase the Fund’s expense ratio. See “Distributions” and “U.S. Federal Income Tax Considerations.” The Fund’s initial distribution to stockholders is expected to be declared approximately 45 days, and paid approximately 60 days, from the completion of this offering, depending upon market conditions. The Fund’s initial distribution will be for a period less than a full fiscal quarter. Consequently, it is expected that this initial distribution will be for an amount less than would be paid if the distribution was for a full quarterly period.

The Fund, along with other closed-end registered investment companies advised by the Adviser and its affiliates, has applied for an exemption from Section 19(b) of the Investment Company Act and Rule 19b-1 thereunder. If granted, the order would permit the Fund to make distributions of long-term capital gains more frequently than is otherwise permitted under the Investment Company Act. If the order is granted, the Fund’s Board of Directors, at its discretion, may consider whether it is in the best interests of the Fund and its stockholders to increase the frequency of the Fund’s distributions (e.g., to monthly). No assurance can be given that the SEC will grant this exemptive relief to the Fund or, if exemptive relief is granted, that the Board of Directors will decide to increase the frequency of the Fund’s distributions.

Section 19(a) of the Investment Company Act and Rule 19a-1 require the Fund under certain circumstances to provide a written statement accompanying any dividend or distribution that adequately discloses its source or sources. Thus, if the source of the dividend or other distribution were the original capital contribution of the stockholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who annually receive the payment of a dividend or other distribution from the Fund may be under the impression that they are receiving net profits when they are not. Stockholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully, and should not assume that the source of any distribution from the Fund is net profit. In addition, in cases where the Fund would return capital to stockholders, such distribution may impact the Fund’s ability to pay the interest on Fund borrowings, if any should be outstanding.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion of certain U.S. federal income tax consequences of the acquisition, ownership and disposition of shares of the Fund is based on the advice of Shearman & Sterling LLP, special tax counsel to the Fund. This discussion is general in nature and does not address issues that may be relevant to a particular holder subject to special treatment under U.S. federal income tax laws (such as tax-exempt organizations, partnerships or pass-through entities, persons holding securities as part of a hedging, integrated, conversion or constructive sale transaction or a straddle, financial institutions, brokers, dealers in securities or currencies and traders that elect to mark-to-market their securities). No attempt is made to present a detailed explanation of all concerns affecting the Fund and its stockholders (including stockholders owning large positions in the Fund), and the discussion set forth herein does not constitute tax advice. In addition, this discussion does not consider the effect of any alternative minimum taxes or foreign, state, local or other tax laws, or any U.S. tax considerations (e.g., estate or gift tax), other than U.S. federal income tax considerations, that may be applicable to particular holders. Furthermore, this discussion assumes that holders are subject to U.S. federal income taxation on a net basis regardless of source and will hold shares as “capital assets” (generally, property held for investment) within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the “Code”).

This discussion is based on the Code and applicable Treasury regulations, rulings, administrative pronouncements and judicial decisions thereunder as of the date hereof, all of which are subject to change or differing interpretations at any time with possible retroactive effect. There can be no assurance that the U.S. federal income tax consequences of the acquisition, ownership and disposition of shares described herein will be sustained if the relevant transactions are examined by the Internal Revenue Service (the “IRS”) or by a court if the IRS proposes to disallow such treatment. Prospective purchasers should consult their own tax advisors as to the tax consequences to them of acquiring, owning and disposing of shares in the Fund, including the tax consequences under state, local, foreign and other tax laws and the possible effects of changes in U.S. federal or other tax laws.

Fund Status.    The Fund intends to qualify as a RIC under the U.S. federal income tax laws. If the Fund qualifies as a RIC and distributes all of its income, the Fund generally will not pay any U.S. federal income or excise taxes. To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must satisfy certain tests with respect to its gross income, the diversification of its holdings and its distributions. Qualification of the Fund as a RIC requires, among other things, that (1) at least 90% of the Fund’s annual gross income be derived from interest, dividends, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (2) the Fund diversify its holdings at the end of each quarter of each taxable year, including the requirement that: (a) at least 50% of the fair market value of its assets is represented by cash and cash items, U.S. Government securities, securities of other RICs and other stock or securities limited, in respect of any one issuer, to an amount not greater than 5% of the fair market value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other RICs) or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses; and (3) the Fund distributes to its stockholders at least 90% of its investment company taxable income, which includes short-term (but not long-term) capital gains, and at least 90% of its net tax-exempt interest income, if any, in each year. The Fund believes that its investment strategies with respect to the Currency Investments will generate qualifying income under current U.S. federal income tax law. The Code, however, expressly provides the U.S. Treasury Department with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to a fund’s business of investing in stocks or securities. While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future that would treat some or all of the Fund’s foreign currency gains as non-qualifying income, thereby jeopardizing the Fund’s status as a RIC for all years to which such regulations are applicable.

The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, as if the RIC’s taxable year ended on October 31, plus certain undistributed amounts from the preceding year. While the Fund intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gains will be distributed to achieve this objective. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

Distributions.    Fund distributions are generally taxable to stockholders. After the end of each year, a stockholder will receive a tax statement that separates the stockholder’s Fund distributions into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions, which are paid by the Fund from its ordinary income or from any excess of net short-term capital gains over net long-term capital losses, to the extent of the Fund’s current and accumulated earnings and profits, are generally taxed at the stockholder’s ordinary income tax rate. Distributions made from an excess of net long-term capital gains over net short-term capital losses are capital gains dividends. Generally, a stockholder will treat all capital gains dividends as long-term capital gains regardless of how long the stockholder has owned the shares. To determine the actual tax liability for capital gains dividends, a stockholder must calculate the total net capital gain or loss for the tax year after considering all of the stockholder’s other taxable transactions.

To the extent that the Fund’s distributions for any taxable year exceed the Fund’s current and accumulated earnings and profits, such excess generally will be treated as a return of capital for U.S. federal income tax purposes to the extent of the stockholder’s basis in the shares and thus generally will not be taxable to the stockholder. If a distribution by the Fund is treated as a return of capital, such amount will reduce the stockholder’s adjusted tax basis in the shares and, correspondingly, increase the stockholder’s potential gain or reduce the stockholder’s potential loss from the sale of the shares. Distributions in excess of the stockholder’s basis in the shares will be treated as capital gain. The tax status of such distributions received by a stockholder from the Fund is not affected by whether the stockholder reinvests such distributions in additional shares or receives them in cash.

If the Fund pays a stockholder a dividend in January that was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by the stockholder on December 31 of the year in which the dividend was declared.

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to dividends received from the Fund because the dividends received deduction is generally not available to corporations for distributions from RICs.

Sale or Exchange of Fund Shares.    If a stockholder sells or otherwise disposes of shares, the stockholder will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, a stockholder must subtract the tax basis in the stockholder’s shares from the amount received in the transaction. A stockholder’s tax basis in shares is generally equal to the cost of the stockholder’s shares, generally including sales charges. In some cases, however, the stockholder may have to adjust the stockholder’s tax basis after the stockholder purchases shares.

Any gain arising from a sale or other disposition of shares generally will be treated as long-term capital gain or loss if a stockholder has held the shares for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares in the Fund held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. The ability to deduct capital losses may be subject to other limitations under the Code.

A repurchase by the Fund of its shares generally will be treated as a sale of the shares by a stockholder provided that after the repurchase the stockholder does not own, either directly or by attribution under Section 318 of the Code, any of the Fund’s outstanding shares. If, after a repurchase a stockholder continues to own, directly or by attribution, any of the Fund’s outstanding shares, it is possible that any amounts received in the repurchase by such stockholder will be taxable as a dividend to such stockholder. There is a risk that stockholders who do not have any of their shares repurchased in such case would be treated as having received a dividend distribution as a result of their proportionate increase in the ownership of the Fund. Use of the Fund’s cash to repurchase shares may adversely affect the Fund’s ability to satisfy the distribution requirements described above. The Fund may also recognize income in connection with the liquidation of portfolio securities to fund share purchases. Any such income would be taken into account in determining whether the distribution requirements have been satisfied.

Taxation of Capital Gains and Losses.    For taxable years beginning before January 1, 2009, non-corporate U.S. stockholders are subject to tax at a maximum U.S. federal income tax rate of 15% on their net capital gain, i.e., the excess of net realized long-term capital gain over net realized short-term capital loss for a taxable year, including long-term capital gain derived from an investment in shares of the Fund. Such rate is lower than the maximum rate on ordinary income, other than qualified dividend income, currently payable by non-corporate taxpayers.

Foreign Currency Transactions.    The Fund will pursue its investment objective in large part by entering into forward contracts on currencies (including the NDFs). Under Section 988 of the Code, any gain or loss from entering into or acquiring certain financial instruments, including forward contracts, attributable to fluctuations in exchange rates that occur between the date of acquisition and the date of settlement or disposition of such instruments generally would be treated as ordinary income or loss. The Fund may elect out of the application of Section 988 of the Code with respect to the tax treatment of each of its forward currency contracts to the extent (i) such contract is a capital asset in the hands of the Fund and is not part of a straddle transaction and (ii) the Fund makes an election by the close of the day the contract is entered into to treat the gain or loss attributable to such contract as capital gain or loss. The Fund expects to meet these requirements and to elect out of Section 988 of the Code with respect to each of its forward currency contracts.

The Fund’s foreign currency contracts may qualify as “Section 1256 contracts” if the underlying currencies are currencies for which there are futures contracts that are traded on and subject to the rules of a qualified board or exchange (referred to as “regulated futures contracts”). Generally, gains and losses from Section 1256 contracts are marked to market annually and are characterized as long-term capital gains or losses to the extent of 60% thereof and as short-term capital gains or losses to the extent of 40% thereof. If the Fund elects out of Section 988 (as described in the preceding paragraph) with respect to its forward currency contracts that qualify as Section 1256 contracts, the tax treatment generally applicable to Section 1256 contracts will apply to such contracts. If the Fund elects out of Section 988 with respect to any of its forward currency contracts that do not qualify as Section 1256 contracts (e.g., because no regulated futures contracts are traded with respect to the underlying currencies), such contracts will not be marked to market annually and the Fund will recognize short-term or long-term capital gain or loss depending on the Fund’s holding period therein.

In general, foreign exchange gains realized on the sale of debt securities denominated in or by reference to a foreign currency will be treated as ordinary income by the Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund’s ordinary income otherwise available for distribution to you.

Foreign Taxes.    The Fund’s investment in foreign securities may be subject to foreign withholding and other taxes, which could decrease the Fund’s yield on those securities. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Stockholders will not be entitled to claim a credit or deduction with respect to any foreign taxes paid by the Fund.

Tax Treatment of Losses.    For U.S. federal income tax purposes, the Fund is permitted to carry forward an unused net capital loss for any year to offset its capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent capital gains are offset by such net capital losses, they would not result in U.S. federal income tax liability to the Fund and are not expected to be distributed to stockholders. For U.S. federal income tax purposes, however, a RIC is not permitted to carry forward net operating losses to subsequent years.

Backup Withholding.    The Fund is required in certain circumstances to backup withhold on taxable dividends and certain other payments paid to non-corporate holders of the Fund’s shares who do not furnish the Fund with their correct taxpayer identification number (generally, in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a stockholder may be refunded or credited against the stockholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), unless a stockholder is ineligible or elects otherwise, all dividends and distributions are automatically reinvested by The Bank of New York, as agent for stockholders in administering the Plan (the “Plan Agent”), in additional shares of common stock of the Fund. Stockholders whose shares of common stock are held in the name of a broker or nominee should contact the broker or nominee to confirm that the broker or nominee will permit them to participate in the Plan. Stockholders who are not permitted to participate through their broker or nominee or who elect not to participate in the Plan will receive all dividends and distributions in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by The Bank of New York, as dividend paying agent. Such stockholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to The Bank of New York, as dividend paying agent, at the address set out below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividend or distribution.

The Fund’s distributions (if any) may consist of ordinary income dividends and/or capital gains distributions (collectively referred to as “dividends” for purposes of this section). See “Distributions.” Whenever the Fund declares a dividend, payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common stock. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of common stock from the Fund (“Newly Issued Shares”) or (ii) by purchase of outstanding shares of common stock on the open market (“Open Market Purchases”) on the NYSE or elsewhere. If, on the dividend payment date, the net asset value per share of the common stock is equal to or less than the market price per share of the common stock (such condition being referred to as “Market Premium”), the Plan Agent will invest the dividend amount in Newly Issued Shares on behalf of the participant. The number of Newly Issued Shares of common stock to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, unless the net asset value is less than 95% of the then current market price per share, in which case the dollar amount of the dividend will be divided by 95% of the then current market price per share. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to as “Market Discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in Open Market Purchases.

In the event of a Market Discount on the dividend payment date, the Plan Agent has until the last business day before the next date on which the shares trade on an “ex-dividend” basis or in no event more than 30 days after the dividend payment date (the “Last Purchase Date”) to invest the dividend amount in shares acquired in Open Market Purchases. It is currently contemplated that the Fund will pay quarterly dividends. If, before the Plan Agent has completed its Open Market Purchases, the market price of a share of the Fund’s common stock exceeds the net asset value per share (as of the dividend payment date), the average per share purchase price paid by the Plan Agent may exceed the net asset value per share (as of the dividend payment date), resulting in the acquisition of fewer shares than if the dividend had been paid in Newly Issued Shares on the dividend payment date. Because of the foregoing difficulty with respect to Open Market Purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in Open Market Purchases during the purchase period or if the market price of a share of the Fund’s common stock exceeds the net asset value per share (as of the dividend payment date) during the purchase period, the Plan Agent will cease making Open Market Purchases and will invest the uninvested portion of the dividend amount in Newly Issued Shares at the close of business on the Last Purchase Date. The new shares will be issued by the Fund at a price equal to the net asset value per share as of the dividend payment date.

The Plan Agent maintains all stockholders’ accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by stockholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder’s proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of stockholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record stockholders as representing the total amount registered in the record stockholder’s name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s Open Market Purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See “U.S. Federal Income Tax Considerations.”

Stockholders participating in the Plan may receive benefits not available to stockholders not participating in the Plan. If the market price plus commissions of the Fund’s shares that are purchased is higher than the net asset value per share (as of the dividend payment date), participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants in the Plan may receive distributions of shares with a total net asset value greater than the value of any cash distribution they would have received on their shares. The Fund does not redeem its shares and, as a result, the price on resale may be more or less than the net asset value.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan should be directed to the Plan Agent at 101 Barclay Street, New York, New York 10286.

CONFLICTS OF INTEREST

The investment activities of the Adviser, MLPFS and other affiliates of Merrill Lynch, as well as the Subadviser and its affiliates, for their own accounts and other accounts they manage may give rise to conflicts of interest that could disadvantage the Fund and its stockholders. The Adviser and Subadviser have each adopted written policies and procedures that, collectively, address investment activities of, and other arrangements involving, the Adviser and Subadviser that may give rise to such conflicts of interest.

Merrill Lynch, as a diversified global financial services firm, is involved with a broad spectrum of financial services and asset management activities. Certain of Merrill Lynch’s affiliates that are not service providers to the Fund engage in a broad range of activities over which the Adviser has no control or ability to exercise oversight. Although there are no formal written policies and procedures that cover all potential or actual conflicts of interest, Merrill Lynch has established a number of committees and related policies and procedures that are designed to identify, analyze and/or resolve such conflicts of interest. There is no assurance that Merrill Lynch will be able to identify each conflict of interest or that each identified conflict of interest will be resolved in favor of the Fund.

Merrill Lynch and its affiliates, including, without limitation, the Adviser and its advisory affiliates may have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the Fund and/or that engage in transactions in the same types of securities and instruments as the Fund. Merrill Lynch and its affiliates are also major participants in, among others, the options, swaps, and equities markets, in each case both on a proprietary basis and for the accounts of customers. As such, Merrill Lynch and its affiliates are actively engaged in transactions in the same securities and instruments in which the Fund invests. Such activities could affect the prices and availability of the securities and instruments in which the Fund invests, which could have an adverse impact on the Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of the Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund.

The results of the Fund’s investment activities may differ significantly from the results achieved by the Adviser or the Subadviser and their respective affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that the Adviser, Subadviser, and their respective affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which the Adviser, Subadviser, and their respective affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

From time to time, the Fund’s activities may also be restricted because of regulatory restrictions applicable to Merrill Lynch and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Adviser, and/or its affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Adviser and/or its affiliates are performing services or when position limits have been reached.

In connection with its management of the Fund, the Adviser may have access to certain fundamental analysis and proprietary technical models developed by Merrill Lynch. The Adviser will not be under any obligation, however, to effect transactions on behalf of the Fund in accordance with such analysis and models. In addition, neither Merrill Lynch nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund and it is not anticipated that the Adviser will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of Merrill Lynch and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Adviser in managing the Fund.

In addition, certain principals and certain employees of the Adviser are also principals or employees of Merrill Lynch or its affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Fund should be aware.

The Advisers may enter into transactions and invest in securities and instruments on behalf of the Fund in which customers of Merrill Lynch (or, to the extent permitted by the SEC, Merrill Lynch) serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of Merrill Lynch. Merrill Lynch and its affiliates may also create, write or issue derivative instruments for customers of Merrill Lynch or its affiliates, the underlying securities or instruments of which may be those in which the Fund invests or which may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by Merrill Lynch or its affiliates and may also enter into transactions with other clients of Merrill Lynch or its affiliates where such other clients have interests adverse to those of the Fund.

At times, these activities may cause departments of Merrill Lynch or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, the Fund will deal with Merrill Lynch and its affiliates on an arms-length basis.

The Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither Merrill Lynch nor its affiliates will have any obligation to allow their credit to be used in connection with the Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of Merrill Lynch or any of its affiliates in evaluating the Fund’s creditworthiness.

It is also possible that, from time to time, Merrill Lynch or any of its affiliates, or the Subadviser or its affiliates, may, although they are not required to, purchase, hold or sell shares of the Fund.

It is possible that the Fund may invest in securities of companies with which Merrill Lynch has or is trying to develop investment banking relationships as well as securities of entities in which Merrill Lynch makes a market. The Fund also may invest in securities of companies that Merrill Lynch provides or may some day provide research coverage. Such investments could cause conflicts between the interests of the Fund and the interests of other Merrill Lynch clients. In providing services to the Fund, the Adviser is not permitted to obtain or use material non-public information acquired by any division, department or affiliate of Merrill Lynch in the course of these activities. In addition, from time to time, Merrill Lynch’s activities may limit the Fund’s flexibility in purchases and sales of securities. When Merrill Lynch is engaged in an underwriting or other distribution of securities of an entity, the Adviser may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Fund.

The Adviser, the Subadviser, their respective affiliates, and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees and affiliates of the Advisers that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that the Fund will be adversely affected by this personal trading, the Fund, the Adviser and the Subadviser each has adopted a Code of Ethics in compliance with Rule 17j-1 of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions.

The Adviser, the Subadviser and their respective affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may, in accordance with rules adopted under the Investment Company Act, engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers. These transactions would be effected in circumstances in which the Adviser or the Subadviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

Present and future activities of Merrill Lynch, including of the Adviser, in addition to those described in this section, may give rise to additional conflicts of interest.

NET ASSET VALUE

Net asset value per share of common stock is determined Monday through Friday as of the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time), on each business day during which the NYSE is open for trading. For purposes of determining the net asset value of a share of common stock, the value of the securities or instruments held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) is divided by the total number of shares of common stock outstanding at such time. Expenses, including the fees payable to the Adviser, are accrued daily.

The Fund makes available for publication the net asset value of its shares of common stock determined as of the last business day of each week. Currently, the net asset values of shares of publicly traded closed-end investment companies are published in Barron’s, the Monday edition of The Wall Street Journal and the Monday and Saturday editions of The New York Times.

Generally, portfolio securities that are traded on exchanges or The NASDAQ Stock Market are valued at the last sale price or official close price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors.

Long positions in securities traded in the OTC market are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Directors. Short positions in securities traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded in both the OTC market and on an exchange are valued according to the broadest and most representative market. Other investments are valued at market value.

When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. The value of swaps, including interest rate swaps, caps and floors, will be determined by obtaining dealer quotations. Other investments, including futures contracts and related options, are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Fund believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest. The Fund employs certain pricing services to provide securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Directors. Such valuations and procedures will be reviewed periodically by the Directors.

Generally, trading in mortgage-backed securities, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times.

Occasionally, events affecting the values of securities may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net asset value. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, then those securities may be valued at their fair value as determined in good faith by the Board of Directors of the Fund or by the Fund using a pricing service and/or procedures approved by the Directors.

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of Directors and oversight by the Adviser, the Subadviser is primarily responsible for the execution of the Fund’s portfolio transactions and the allocation of brokerage. The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. When possible, the Fund deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Fund to obtain the best results in conducting portfolio transactions, taking into account such factors as price (including the applicable dealer spread or commission), the size, type and difficulty of the transaction involved, the firm’s general execution and operations facilities and the firm’s risk in positioning the securities involved. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads and brokerage commissions. While reasonable competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available.

Subject to obtaining the best net results, dealers who provide supplemental investment research (such as quantitative and modeling information assessments and statistical data and provide other similar services) to the Subadviser may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Subadviser under the Subadvisory Agreement and the expense of the Subadviser will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research obtained from such dealers might be used by the Subadviser in servicing all of its accounts and such research might not be used by the Subadviser in connection with the Fund.

Under the Investment Company Act, persons affiliated with the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. Since transactions in the OTC market usually involve transactions with dealers acting as principal for their own accounts, affiliated persons of the Fund, including Merrill Lynch and any of its affiliates, will not serve as the Fund’s dealer in such transactions. However, affiliated persons of the Fund may serve as its broker in listed or OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures adopted by the Board of Directors of the Fund that either comply with rules adopted by the SEC or with interpretations of the SEC staff.

Certain court decisions have raised questions as to the extent to which investment companies should seek exemptions under the Investment Company Act in order to seek to recapture underwriting and dealer spreads from affiliated entities. The Directors have considered all factors deemed relevant and have made a determination not to seek such recapture at this time. The Directors will reconsider this matter from time to time.

Section 11(a) of the Securities Exchange Act of 1934 generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting out the aggregate compensation received by the member in effecting such transactions and (iii) complies with any rules the SEC has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch or its affiliates acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund.

The Fund is covered by an exemptive order from the SEC permitting it to lend portfolio securities to Merrill Lynch and its affiliates. Pursuant to that order, the Fund, subject to approval by the Board of Directors, may retain an affiliated entity of the Adviser as the securities lending agent (the “lending agent”) for a fee, including a fee based on a share of the returns on investment of cash collateral. In connection with securities lending activities, the lending agent may, on behalf of the Fund, invest cash collateral received by the Fund for such loans in, among other things, a private investment company managed by the lending agent or in registered money market funds advised by the Adviser or its affiliates. Pursuant to the same order, the Fund may invest its uninvested cash in registered money market funds advised by the Adviser or its affiliates, or in a private investment company managed by the lending agent. If the Fund acquires shares in either the private investment company or an affiliated money market fund, stockholders would bear both their proportionate share of the Fund’s expenses and, indirectly, the expenses of such other entities. However, in accordance with the exemptive order, the investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. Such shares also will not be subject to a sales load, redemption fee, distribution fee or service fee, or, in the case of the shares of an affiliated money market fund, the payment of any such sales load, redemption fee, distribution fee or service fee will be offset by the Adviser’s waiver of a portion of its Management Fee.

Securities may be held by, or be appropriate investments for, the Fund as well as other funds or investment advisory clients of the Adviser, Subadviser or their affiliates. Because of different investment objectives or other factors, a particular security may be bought for one or more clients of the Adviser, Subadviser or their affiliates when one or more clients of the Adviser, Subadviser or their affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Advisers or their affiliates act as investment advisers, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser, Subadviser or their affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Portfolio Turnover

The Subadviser generally enters into long positions and short positions in Debt Securities and Currency Contracts with maturities of approximately one to three months. Additionally, the Subadviser actively monitors the performance of the Fund’s portfolio and periodically adjusts its holdings based upon a proprietary risk reduction methodology. As a result, the Fund may have a higher portfolio turnover rate than other funds employing a “buy and hold” investment strategy. The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. A high portfolio turnover rate results in greater transaction costs, which are borne directly by the Fund, and also has certain tax consequences for stockholders.

CODE OF ETHICS

The Fund’s Board of Directors approved a Code of Ethics under Rule 17j-1 of the Investment Company Act that covers the Fund and the Adviser. The Subadviser is subject to a separate Code of Ethics under Rule 17j-1. The Codes of Ethics establish policies and procedures for personal investing by employees and restrict certain transactions. Employees subject to the Codes of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund.

The Codes of Ethics may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 942-8090. The Codes of Ethics also may be available on the Edgar Database on the SEC’s website, http://www.sec.gov, or be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to: SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102. This reference to the website does not incorporate the contents of the website into this prospectus.

UNDERWRITING

The Fund intends to offer the shares through the underwriters. Merrill Lynch, Pierce, Fenner & Smith Incorporated is acting as representative of the underwriters named below. Subject to the terms and conditions contained in a purchase agreement among the Fund, the Adviser, the Subadviser and the underwriters, the Fund has agreed to sell to the underwriters, and each underwriter named below has severally agreed to purchase from the Fund, the number of shares listed opposite its name below.

Underwriter	Number of Shares
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Citigroup Global Markets Inc.
Nuveen Investments, LLC
Crowell, Weedon & Co.
Ferris, Baker Watts, Incorporated
Fixed Income Securities, LP
J.J.B. Hilliard, W.L. Lyons, Inc.
Ladenburg Thalmann & Co. Inc.
RBC Capital Markets Corporation
Stifel, Nicolaus & Company, Incorporated
Wedbush Morgan Securities Inc.
Wells Fargo Securities, LLC

Total

The underwriters have agreed to purchase all of the shares sold pursuant to the purchase agreement if any of these shares are purchased. If an underwriter defaults, the purchase agreement provides that the purchase commitments of the nondefaulting underwriters may be increased or the purchase agreement may be terminated.

The Fund, the Adviser and the Subadviser have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

The underwriters are offering the shares, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the shares, and other conditions contained in the purchase agreement, such as the receipt by the underwriters of officer’s certificates and legal opinions. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

Commissions and Discounts

The underwriters have advised the Fund that they propose initially to offer the shares to the public at the initial public offering price on the cover page of this prospectus and to dealers at that price less a concession not in excess of $             per share. The underwriters may allow, and the dealers may reallow, a discount not in excess of $             per share to other dealers. There is a sales load or underwriting discount of $.90 per share, which is equal to 4.5% of the initial public offering price per share. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for the shares of common stock purchased in the offering on or before                     , 2006.

The following table shows the public offering price, sales load and proceeds before expenses to the Fund. The information assumes either no exercise or full exercise by the underwriters of their overallotment option.

	Per Share	Without Option	With Option
Public offering price	$20.00	$	$
Sales load	$.90	$	$
Proceeds, before expenses, to the Fund	$19.10	$	$

The expenses of the offering, excluding sales load, are estimated at $             and are payable by the Fund. The Fund has agreed to pay the underwriters $.00667 per share of common stock as a partial reimbursement of expenses incurred in connection with the offering. The amount paid by the Fund as this partial reimbursement to the underwriters will not exceed .03335% of the total price to the public of the shares of common stock sold in this offering. The Adviser has agreed to pay the amount by which the offering costs (other than the sales load, but including the $.00667 per share partial reimbursement of expenses to the underwriters) exceed $.04 per share of common stock (.20% of the offering price). The Adviser has agreed to pay all of the Fund’s organizational expenses.

Overallotment Option

The Fund has granted the underwriters an option to purchase up to                      additional shares at the public offering price less the sales load. The underwriters may exercise the option from time to time for 45 days from the date of this prospectus solely to cover any overallotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional shares proportionate to that underwriter’s initial amount reflected in the above table.

Price Stabilization, Short Positions and Penalty Bids

Until the distribution of the shares is completed, SEC rules may limit the underwriters and selling group members from bidding for and purchasing the Fund’s shares. However, the representative may engage in transactions that stabilize the price of the shares, such as bids or purchases to peg, fix or maintain that price.

If the underwriters create a short position in the shares in connection with the offering, i.e., if they sell more shares than are listed on the cover of this prospectus, the representative may reduce that short position by purchasing shares in the open market. The representative also may elect to reduce any short position by exercising all or part of the overallotment option described above. Purchases of the shares to stabilize its price or to reduce a short position may cause the price of the shares to be higher than it might be in the absence of such purchases.

The representative also may impose a penalty bid on underwriters and selling group members. This means that if the representative purchases shares in the open market to reduce the underwriters’ short position or to stabilize the price of such shares, they may reclaim the amount of the selling concession from the underwriters and the selling group members who sold those shares. The imposition of a penalty bid also may affect the price of the shares in that it discourages resales of those shares.

Neither the Fund nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the shares. In addition, neither the Fund nor any of the underwriters makes any representation that the representative will engage in such transactions or that such transactions, once commenced, will not be discontinued without notice.

Stock Exchange Listing

Prior to this offering, there has been no public market for the shares. The Fund has applied to list its shares of common stock on the NYSE under the ticker symbol “GCF,” subject to official notice of issuance. In order to meet the requirements for the NYSE, the underwriters have undertaken to sell lots of 100 or more shares to a minimum of 2,000 beneficial owners.

Other Relationships

The Fund anticipates that MLPFS and the other underwriters may from time to time act as brokers in connection with the execution of its portfolio transactions, and after they have ceased to be underwriters, the

Fund anticipates that underwriters other than MLPFS may from time to time act as dealers in connection with the execution of portfolio transactions. See “Portfolio Transactions.” MLPFS is an affiliate of the Adviser.

The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, New York, New York 10080. The principal address of IQ Investment Advisors LLC is 4 World Financial Center, 5th Floor, New York, New York 10080.

DESCRIPTION OF SECURITIES

The following description of the terms of the Fund’s shares is only a summary. For a complete description, please refer to the Maryland General Corporation Law, and the Fund’s charter and Bylaws. The charter and Bylaws are exhibits to the Registration Statement, of which this prospectus forms a part.

General.    The charter provides that the Fund may issue up to 100,000,000 shares of common stock, $.001 par value per share (“Common Stock”). The Board of Directors may, without any action by the stockholders, amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has authority to issue. Under Maryland law, the stockholders generally are not liable for the Fund’s debts or obligations.

Common Stock.    All shares of Common Stock offered by this prospectus will be duly authorized, fully paid and nonassessable. Holders of the Common Stock are entitled to receive distributions when authorized by the Board of Directors and declared by the Fund out of assets legally available for the payment of distributions. They also are entitled to share ratably in the assets legally available for distribution to the Fund’s stockholders in the event of the Fund’s liquidation, dissolution or winding up, after payment of, or adequate provision for, all of the Fund’s known debts and liabilities. These rights are subject to the preferential rights of any other class or series of the Fund’s stock.

Each outstanding share of Common Stock entitles the holder to one vote on all matters submitted to a vote of stockholders, including the election of Directors. Except as provided with respect to any other class or series of stock, the holders of the Common Stock will possess the exclusive voting power.

Holders of Common Stock have no preference, conversion, exchange, sinking fund, or appraisal rights and have no preemptive rights to subscribe for any of the Fund’s securities. All shares of Common Stock will have equal dividend, liquidation and other rights.

Power to Reclassify Shares of the Fund’s Stock.    The Fund’s charter authorizes the Board of Directors to classify and reclassify any unissued shares of the Fund’s Common Stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the Board is required by Maryland law and by the Fund’s charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class and series.

Power to Issue Additional Shares of Common Stock.    The Fund believes that the power to issue additional shares of Common Stock and to classify or reclassify unissued shares of Common Stock and thereafter to issue the classified or reclassified shares provides the Fund with increased flexibility in meeting needs which might arise. These actions can be taken without stockholder approval, unless stockholder approval is required by applicable law or the rules of any stock exchange or automated quotation system on which the Fund’s securities may be listed or traded. Although the Fund has no present intention of doing so, the Fund could issue a class or series of stock that could delay, defer or prevent a transaction or a change in control of the Fund that might involve a premium price for holders of common stock or otherwise be in its best interests.

Certain Provisions of the Maryland General Corporation Law and the Fund’s Charter and Bylaws.    The Maryland General Corporation Law and the Fund’s charter and Bylaws contain provisions that could make it more difficult for a potential acquiror to acquire control of the Fund by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of the Fund to negotiate first with the Board of Directors. The Fund believes that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Number of Directors; Vacancies.    The Fund’s charter and Bylaws provide that the number of the Fund’s directors may be established only by the Board of Directors but may not be fewer than one (as required under Maryland General Corporation Law). The Fund’s charter also provides that, at such time as the Fund has at least three independent directors and the Fund’s Common Stock is registered under the Securities Exchange Act of 1934, the Fund elects to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, any and all vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum, and any Director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the Investment Company Act.

Election and Term of Directors.    Each director shall be elected annually at a meeting of stockholders for a term of one year and until his successor is duly elected and qualifies or until his earlier death, resignation or removal. The Fund’s charter provides that, except as provided in the Fund’s Bylaws, directors will be elected by the holders of a majority of the shares of stock outstanding and entitled to vote thereon. This means that the holders of less than a majority of the outstanding shares will not be able to elect any directors. If no nominee receives the required vote to be elected, the incumbent nominees will continue to serve as the Fund’s directors until the next annual meeting of stockholders and until their successors are duly elected and qualify. Pursuant to the Bylaws, the Board of Directors may amend the Bylaws to alter the vote required to elect directors.

Removal of Directors.    The Fund’s charter provides that a director may be removed only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors. This provision, when coupled with the provision in the Fund’s Bylaws authorizing only the Board of Directors to fill vacant directorships, precludes stockholders from removing incumbent directors except for cause and by a substantial affirmative vote and filling the vacancies created by the removal with their own nominees.

Certain Extraordinary Transactions; Amendments to the Fund’s Charter and Bylaws.    Under Maryland law, a Maryland corporation such as the Fund generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless advised by the Board of Directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. A Maryland corporation may, however, provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. The Fund’s charter generally provides for approval of charter amendments and extraordinary transactions by the holders of a majority of the votes entitled to be cast on the matter.

The Fund’s charter further provides that any proposal to convert the Fund from a closed-end investment company to an open-end investment company, any proposal to liquidate or dissolve the Fund earlier than the termination date provided for in the charter or any proposal to amend these and certain other charter provisions requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. If such a proposal is approved by at least 80% of the Fund’s Continuing Directors (in addition to approval by the full Board of Directors), however, such proposal may be approved by the stockholders entitled to cast a majority of the votes entitled to be cast on such matter. The “Continuing Directors” are defined in the Fund’s charter as the Fund’s current Directors as well as those Directors whose nomination for election by the stockholders or whose election by the Directors to fill vacancies is approved by a majority of Continuing Directors then on the Board of Directors. The Fund’s charter and Bylaws provide that the Board of Directors will have the exclusive power to adopt, alter or repeal any provision of the Fund’s Bylaws or to make new Bylaws.

Advance Notice of Director Nominations and New Business.    The Fund’s Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (i) pursuant to the Fund’s notice of the meeting, (ii) by the Board of Directors or (iii) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in the Fund’s notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (i) pursuant to the Fund’s notice of the meeting, (ii) by the Board of Directors, or (iii) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

Calling of Special Meetings of Stockholders.    The Fund’s Bylaws provide that special meetings of stockholders may be called by the Fund’s Board of Directors and certain officers. The Bylaws also provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the Secretary of the Fund upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Outstanding Securities.    The following table sets forth information with respect to the outstanding securities of the Fund as of March 21, 2006.

Title of Class	Amount of Shares Authorized	Amount of Shares Held by the Fund for its Account	Amount of Shares Outstanding as of March 21, 2006
Common Stock	100,000,000 Shares	0 Shares	5,236 Shares

TRANSFER AGENT AND CUSTODIAN

The Fund has entered into a transfer agency agreement with The Bank of New York (the “Transfer Agent”) under which the Transfer Agent will provide the Fund transfer agency services. The Transfer Agent’s principal place of business is located at One Wall Street, New York, New York 10286. The Fund has entered into a custody agreement with State Street Bank and Trust Company (the “Custodian”) under which the Custodian will provide the Fund custodian services. The Custodian’s principal place of business is located at 225 Franklin Street, Boston, Massachusetts 02110.

FISCAL YEAR

For accounting purposes, the Fund’s fiscal year is the 12-month period ending on December 31. For tax purposes, the Fund has adopted the 12-month period ending December 31 of each year as its taxable year.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund has selected Deloitte & Touche LLP as its independent registered public accounting firm. Deloitte & Touche LLP’s principal business address is located at 750 College Road East, Princeton, New Jersey 08540.

LEGAL COUNSEL

Certain legal matters in connection with the shares will be passed on by Willkie Farr & Gallagher LLP, New York, New York, counsel to the Fund, Shearman & Sterling LLP, New York, New York, special tax counsel to the Fund, and Clifford Chance US LLP, New York, New York, counsel to the underwriters. Willkie Farr & Gallagher LLP, Shearman & Sterling LLP and Clifford Chance US LLP may rely on the opinion of Venable LLP, Baltimore, Maryland, as to certain matters of Maryland law.

PRIVACY PRINCIPLES OF THE FUND

The Fund is committed to maintaining the privacy of its stockholders and to safeguarding their non-public personal information. The following information is provided to help understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its stockholders, although certain non-public personal information of its stockholders may become available to the Fund. The Fund does not disclose any non-public personal information about its stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its stockholders to employees of the Adviser, the Subadviser and their delegates and affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its stockholders.

INQUIRIES

Inquiries concerning the Fund and its shares should be directed to your financial adviser.

Report of Independent Registered Public Accounting Firm

To the Shareholder and Board of Directors of

Global Income & Currency Fund Inc.:

We have audited the accompanying statement of assets and liabilities of Global Income & Currency Fund Inc. as of March 8, 2006. This financial statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of assets and liabilities. We believe that our audit of the statement of assets and liabilities provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of Global Income & Currency Fund Inc. as of March 8, 2006, in conformity with U.S. generally accepted accounting principles.

/s/ Deloitte & Touche LLP

Princeton, New Jersey

March 10, 2006

Global Income & Currency Fund Inc.

Statement of Assets and Liabilities

March 8, 2006

ASSETS:
Cash	$100,008
Deferred offering costs (Note 1)	417,400

Total assets	517,408

LIABILITIES:
Liabilities and accrued expenses	417,400

NET ASSETS:	$100,008

NET ASSETS CONSIST OF:
Common Stock, par value $.001 per share; 100,000,000 shares authorized; 5,236 shares issued and outstanding (Note 1)	$5
Paid-in capital in excess of par	100,003

Net Assets-Equivalent to $19.10 net asset value per share based on 5,236 shares of capital stock outstanding (Note 1)	$100,008

Notes to Statement of Assets and Liabilities.

Note 1.    Organization

Global Income & Currency Fund Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on August 3, 2005 and is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company and has not had any transactions other than those relating to organizational matters and the sale to Merrill Lynch Investment Managers, L.P. (“MLIM”) of 5,236 shares for $100,008 on March 8, 2006. MLIM and IQ Investment Advisors LLC (the “Adviser”) are indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc.

The Adviser, on behalf of the Fund, will incur all organizational costs estimated at $165,000. The Adviser also has agreed to pay the amount by which the offering costs of the Fund (other than the underwriting discount) exceeds $.04 per share of common stock. As of March 8, 2006, based on an estimated asset size of 10,435,000 shares for $208,700,000, the estimated offering costs are approximately $577,000, of which the Adviser will pay approximately $159,600 and the Fund will pay approximately $417,400. Offering costs relating to the public offering of the Fund’s shares will be charged to capital at the time of issuance of shares.

Note 2.    Investment Advisory Arrangements

The Fund has entered into a management agreement with the Adviser. The Adviser will receive a monthly fee from the Fund for investment advisory, management and administrative services to the Fund at an annual rate of 0.90% of an aggregate of the Fund’s average daily net assets upon the commencement of operations (the “Management Fee”). The Adviser has also entered into a subadvisory agreement with Nuveen Asset Management (the “Subadviser”). The Adviser will compensate the Subadviser from the Management Fee for certain investment advisory responsibilities at an annual rate of 0.40% of an aggregate of the Fund’s average daily net assets upon the commencement of operations. Certain officers and/or directors of the Fund are officers and/or directors of the Adviser and MLIM.

Note 3.    Federal Income Taxes

The Fund intends to qualify as a “regulated investment company” and as such (and by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended) will not be subject to Federal income tax on taxable income (including realized capital gains) that is distributed to stockholders.

Note 4.    Accounting Principles

The Fund’s statement of assets and liabilities is prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from this statement.

APPENDIX A: LIST OF ELIGIBLE CURRENCIES

March 6, 2006

Country	Region	Long Term Moody’s Foreign Currency Debt Credit Rating*	Long Term S&P Foreign Currency Debt Credit Rating
Israel	Africa/Middle East	A2	A-
South Africa	Africa/Middle East	Baa1	BBB+
Australia	Asia/Oceania	Aaa	AAA
Japan	Asia/Oceania	Aaa	AA-
South Korea	Asia/Oceania	A3	A
Malaysia	Asia/Oceania	A3	A-
New Zealand	Asia/Oceania	Aaa	AA+
Sweden	Europe	Aaa	AAA
Singapore	Asia/Oceania	Aaa	AAA
Thailand	Asia/Oceania	Baa1	BBB+
Taiwan	Asia/Oceania	Aa3	AA-
Switzerland	Europe	Aaa	AAA
Czech Republic	Europe	A1	A-
Denmark	Europe	Aaa	AAA
Euro	Europe	N.A.	AAA
U.K.	Europe	Aaa	AAA
Hungary	Europe	A1	A-
Norway	Europe	Aaa	AAA
Poland	Europe	A2	BBB+
Russia	Europe	Baa2	BBB
Slovakia	Europe	A2	A
Brazil	Latin America/South America	Ba3	BB
Chile	Latin America/South America	Baa1	A
Colombia	Latin America/South America	Ba2	BB
Canada	North America/Central America	Aaa	AAA
Mexico	North America/Central America	Baa1	BBB
U.S.	North America/Central America	Aaa	AAA
Turkey	Europe	Ba3	BB-

*	See Description of Ratings Criteria as set out in Appendix C.

A-1

APPENDIX B: PROXY VOTING POLICIES AND PROCEDURES

The Fund’s Board of Directors has delegated to IQ Investment Advisors LLC (the “Investment Adviser”) authority to vote all proxies relating to the Fund’s portfolio securities. The Investment Adviser has adopted policies and procedures (“Proxy Voting Procedures”) with respect to the voting of proxies related to the portfolio securities held in the account of one or more of the registered investment companies to which the Investment Adviser provides investment management services, such as the Fund (collectively, the “Funds”). Pursuant to these Proxy Voting Procedures, the Investment Adviser’s primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each of the Funds and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by each of the Funds. The Proxy Voting Procedures are designed to ensure that that the Investment Adviser considers the interests of the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser’s interest and those of each of the Funds are properly addressed and resolved.

In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the “Committee”). The Committee will be chaired by the President of the Investment Adviser or his designee (the “Committee Chairman”). The Committee Chairman will be assisted by such other investment professionals of the Investment Adviser as are appointed by the Committee Chairman. The Committee shall also consist of investment analysts appointed by the Committee Chairman who have experience with the investment strategies of the Funds, and such other personnel with investment or other relevant experience, as the Committee Chairman deems appropriate. No employee of the Investment Adviser whose responsibilities relate primarily to marketing or sales may serve as a member of the Committee. One member of the Investment Adviser’s Legal Advisory group, selected by the Chief Legal Officer of the Investment Adviser, will serve as a non-voting member of the Committee and shall serve as the Committee’s Secretary and principal legal counsel.

The Committee determines how to vote the proxies of each of the Funds that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of each of those Funds and are free from unwarranted and inappropriate influences. The Committee has established proxy voting guidelines, with such advice, participation and research as the Committee deems appropriate from the Investment Adviser’s investment personnel, any subadviser’s personnel, proxy voting services or other knowledgeable interested parties (the “Guidelines”). It is expected that the Committee will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for each of the Funds and in accordance with the Guidelines. The Guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum present. In addition, the Committee will be responsible for ensuring that all reporting and record keeping requirements related to proxy voting are fulfilled.

If the Committee determines that a proxy voting issue is not contemplated by the Guidelines the Committee may elect to adopt a common position for each of the Funds with respect to such proxy vote, and may seek the advice of each of the Funds’ portfolio managers to assist in making decisions on how best to maximize economic value for each of the Funds for which they are responsible (similar to normal buy/sell investment decisions made by such Fund’s portfolio managers).

To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services (“ISS”). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and record keeping. ISS will also assist the Fund in fulfilling its reporting and record keeping obligations under the Investment Company Act.

The Investment Adviser’s Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an “Affiliate”), or a money management or other client of the Investment Adviser (each, a “Client”), is involved. The Proxy Voting Procedures and the Investment Adviser’s adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its Guidelines (or if the particular proxy matter is not addressed by the Guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients.

In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the Committee Chairman (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the Committee Chairman. The Committee Chairman shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser’s relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of each of the Funds or, if the proxy matter is, in their judgment, akin to an investment decision, confer with the applicable subadviser and its portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser’s normal Guidelines or, on matters where the Investment Adviser’s policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary’s absence, the Assistant Secretary of the Committee concurs that the subcommittee’s determination is consistent with the Investment Adviser’s fiduciary duties.

The Committee has determined that it is appropriate and in the best interests of the Funds to adopt the following Guidelines, which represent the Committee’s usual voting position on certain recurring proxy issues that are not expected to involve unusual circumstances. In general, the Committee will vote proxies in accordance with the Guidelines unless: (1) the subject matter of the vote is not covered by the Guidelines or (2) a material conflict is present.

The Investment Adviser has adopted the Guidelines with respect to the following proxy issues:

•	Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company’s Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee’s history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

•	Proposals related to the selection of an issuer’s independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation’s choice of auditor, in individual cases, the Committee may look at an auditors’ history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

•	Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer’s compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer’s board of directors, rather than shareholders. Proposals to “micro-manage” an issuer’s compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

•	Proposals related to requests, principally from management, for approval of amendments that would alter an issuer’s capital structure. As a general matter, the Committee will support requests that enhance the rights of shareholders and oppose requests that appear to be unreasonably dilutive.

•	Proposals related to requests for approval of amendments to an issuer’s charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

•	Routine proposals related to requests regarding the formalities of corporate meetings. In general, the Committee will favor proposals promoting transparency and accountability within a company.

•	Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund’s board of directors (rather than its shareholders) is best positioned to set fund policy and oversee management. However, the Committee opposes granting boards of directors authority over certain matters, such as changes to a fund’s investment objective that the Investment Company Act envisions will be approved directly by shareholders.

•	Proposals related to limiting corporate conduct in some manner that relates to the shareholder’s environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions “micromanaging” corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

APPENDIX C: DESCRIPTION OF RATINGS CRITERIA

Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. -

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Moody’s U.S. Short-Term Ratings

MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

C-1

MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Commercial Paper Ratings

Moody’s Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of short term promissory obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes to the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of the Standard & Poor’s® Corporation, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s®”), Debt Ratings

A Standard & Poor’s® issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

The issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s® from other sources Standard & Poor’s® considers reliable. Standard & Poor’s® does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The issue credit ratings are based, in varying degrees, on the following considerations:

I. Likelihood of payment—capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

C-2

II. Nature of and provisions of the obligation;

III. Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Long Term Issue Credit Ratings

AAA: An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s®. Capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated “AA” differs from the highest rated issues only in small degree. The Obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB B CCC CC C: An obligation rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

D: An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s® believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

c: The ‘c’ subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

p: The letter ‘p’ indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to the completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

* Continuance of the ratings is contingent upon Standard & Poor’s® receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s® does not rate a particular obligation as a matter of policy.

C-3

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Standard & Poor’s® Commercial Paper Ratings

A Standard & Poor’s® commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A-1” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1: A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s®. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated “B” is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s® believes that such payments will be made during such grace period. The “D” rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

c: The “c” subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

p: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

* Continuance of the ratings is contingent upon Standard & Poor’s® receipt of an executed copy of the escrow agreement or closing.

C-4

r: The “r” highlights derivative, hybrid, and certain other obligations that Standard & Poor’s® believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options, and interest-only and principal-only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s® by the issuer or obtained by Standard & Poor’s® from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

A Standard & Poor’s® note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long term debt rating. The following criteria will be used in making that assessment.

—Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

—Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

C-5

Through and including              (the 25th day after the date of this prospectus), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

             Shares

Global Income & Currency Fund Inc.

Common Stock

$20.00 per Share

PROSPECTUS

Merrill Lynch & Co.

Citigroup

Nuveen Investments, LLC

Crowell, Weedon & Co.

Ferris, Baker Watts

Incorporated

Fixed Income Securities, LP

J.J.B. Hilliard, W.L. Lyons, Inc.

Ladenburg Thalmann & Co. Inc.

RBC Capital Markets

Stifel Nicolaus

Wedbush Morgan Securities Inc.

Wells Fargo Securities

                    , 2006

GCFPPRO-0306

Part C

OTHER INFORMATION

Item 25.    Financial Statements and Exhibits

(1) Financial Statements:

Statement of assets and liabilities, dated as of March 8, 2006.

(2) Exhibits:

(2)(a)(1)	Articles of Incorporation.(3)

(2)(a)(2)	Articles of Amendment.*

(2)(a)(3)	Articles of Amendment.*

(2)(b)	Bylaws.(3)

(2)(c)	Not Applicable.

(2)(d)	Form of Stock Certificate.†

(2)(e)	Form of Automatic Dividend Reinvestment Plan.†

(2)(f)	Not Applicable.

(2)(g)(1)	Form of Management Agreement.†

(2)(g)(2)	Form of Subadvisory Agreement.†

(2)(h)(1)

Form of Purchase Agreement between the Fund, IQ Investment Advisors LLC, Nuveen Asset

Management and a group of underwriters led by Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Underwriters”).†

(2)(i)	Not Applicable.

(2)(j)	Form of Custodian Agreement.†

(2)(k)(1)	Form of NYSE Listing Agreement.†

(2)(k)(2)	Power of Attorney.(4)

(2)(k)(3)	Form of Stock Transfer Agency Agreement.†

(2)(1)	Opinion and Consent of Venable LLP, special Maryland counsel for the Fund.†

(2)(m)	Not Applicable.

(2)(n)	Consent of Deloitte & Touche LLP, independent registered public accounting firm for the Fund.*

(2)(o)	Not Applicable.

(2)(p)	Certificate of Initial Stockholder.†

(2)(q)	Not Applicable.

(2)(r)(1)	Code of Ethics of the Fund.(1)

(2)(r)(2)	Code of Ethics of IQ Investment Advisors LLC.(1)

(2)(r)(3)	Code of Ethics of Nuveen Asset Management.(2)

*	Filed herewith.
†	To be filed by amendment.
(1)	Incorporated herein by reference to the identically numbered exhibit of the Registration Statement of S&P 500® GEAREDSM Fund Inc. on Form N-2 (File Nos. 333-118070 and 811-21611) filed on October 26, 2004.
(2)	Incorporated herein by reference to exhibit (2)(r)(3) of the Registration Statement of Defined Strategy Fund Inc. on Form N-2 (File Nos. 333-118453 and 811-21621) filed on December 22, 2004.
(3)	Incorporated by reference to the identically numbered exhibit of the Registrant’s Registration Statement on Form N-2 filed on August 5, 2005.
(4)	Incorporated by reference to Exhibit No. (2)(k)(2)(a) of the Registration Statement of S&P 500® GEAREDSM Fund II Inc. on Form N-2 (File Nos. 333-127588 and 811-21794) filed on October 24, 2005.

Item 26.    Marketing Arrangements

Please refer to Item 25(2)(h)(1).

Item 27.    Other Expenses of Issuance and Distribution

All figures are estimates:

Registration fees (SEC)	$
New York Stock Exchange listing fee	$
Legal fees and expenses	$
Printing (other than stock certificates)	$
Stock certificates	$
NASD fees	$
Underwriters’ expense reimbursement	$
Miscellaneous	$

Total	$

Item 28.    Persons Controlled by or Under Common Control

After completion of the offering of shares, the Fund expects that no person will be directly or indirectly under common control with it, except that the Fund may be deemed to be controlled by IQ Investment Advisors LLC, the investment adviser of the Fund (the “Adviser”), and/or Nuveen Asset Management, the subadviser of the Fund (the “Subadviser”). The Adviser was formed under the laws of the State of Delaware on April 7, 2004. Additional information regarding the Adviser is set out in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-63151). The Subadviser is a corporation that was formed under the laws of the State of Delaware on April 6, 1990. Additional information regarding the Subadviser is set out in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801- 36793).

Item 29.    Number of Holders of Securities

Title of Class:	Common Stock ($.001 par value per share)
Number of Record Holders:	(The Fund anticipates that as the result of its offering of shares there will be more than 100 record holders of the Fund’s shares.)

Item 30.    Indemnification

Indemnification of Officers and Directors.    Maryland law permits a Maryland corporation, such as the Fund, to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (1) actual receipt of an improper benefit or profit in money, property or services or (2) active and deliberate dishonesty which is established by a final judgment as being material to the cause of action. The Fund’s charter contains such a provision that eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law and the Investment Company Act.

The Fund’s charter authorizes it, to the maximum extent permitted by Maryland law and the Investment Company Act, to obligate itself to indemnify any present or former director or officer or any individual who, while a director or officer of the Fund and at the request of the Fund, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Fund’s Bylaws obligate the Fund, to the maximum extent permitted by Maryland law and the Investment Company Act, to indemnify any present or former director or officer or any individual who, while a director or officer of the Fund and at the request of the Fund, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and Bylaws also permit the Fund to indemnify and advance expenses to any individual who served a predecessor of the Fund in any of the capacities described above and any employee or agent of the Fund or a predecessor of the Fund.

Maryland law requires a corporation (unless its charter provides otherwise, which the Fund’s charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (1) the act or omission of the director or officer was material to the matter giving rise to the proceeding, and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (2) the director or officer actually received an improper personal benefit in money, property or services or (3) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (1) a written affirmation by the director or officer of his good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (2) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Underwriting Agreements Indemnification.    Please refer to Section 6 of the Form of Purchase Agreement between the Fund, IQ Investment Advisors LLC, Nuveen Asset Management and the Underwriters. In Section 6 of the Form of Purchase Agreement between the Fund, IQ Investment Advisors LLC, Nuveen Asset Management and the Underwriters, relating to the securities being offered by this Registration Statement, the Fund agrees to indemnify Merrill Lynch, Pierce, Fenner & Smith Incorporated and each person, if any, who controls Merrill Lynch, Pierce, Fenner & Smith Incorporated within the meaning of Securities Act of 1933 (the “Securities Act”), against certain types of civil liabilities arising in connection with the Registration Statement.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Directors, officers and controlling persons of the Fund and Merrill Lynch, Pierce, Fenner & Smith Incorporated pursuant to the provisions discussed above or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Securities Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a Director, officer, or controlling person of the Fund and Merrill Lynch, Pierce, Fenner & Smith Incorporated in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or Merrill Lynch, Pierce, Fenner & Smith Incorporated in connection with the shares being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.    Business and Other Connections of the Advisers

A description of the business of the Adviser and the Subadviser (collectively, the “Advisers”) is set out under the heading “Investment Advisory and Management Arrangements” in the prospectus which forms a part of this registration statement. A description of any other business, profession, vocation, or employment of a substantial nature in which each managing director, executive officer or partner of the Advisers, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set out below:

The Adviser

Name	Position with Adviser	Other Affiliations
Mitchell M. Cox	President	Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPFS”), First Vice President, Head of Global Private Client Market Investments and Origination; MLPFS, First Vice President, Head of Structured Products Origination and Sales.

Donald C. Burke	Treasurer	Merrill Lynch Investment Managers, L.P. (“MLIM”), First Vice President; MLIM and Fund Asset Management L.P. (“FAM”), Director.

Jeffrey Hiller	Chief Compliance Officer	Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and Chief Compliance Officer at MLIM (Americas); Global Director of Compliance at Morgan Stanley Investment Management.

Michael Clark	Vice President	MLIM, Director of Product Development, Director of Fund Board Relations.

Satyanarayan Chada	Vice President	MLPFS, First Vice President and Director, Head of Global Private Client Structured Products Origination for the U.S.

Andrew J. Donohue	Chief Legal Officer	Global General Counsel, FAM and MLIM.

Justin Ferri	Vice President	MLPFS, Director, Global Private Client Group Market Investments & Origination; MLPFS, Vice President, Head Global Private Client Rampart Equity Derivatives from 2004 to 2005; MLPFS, Vice President, Co-Head Global Private Client Domestic Analytic Development from 2002 to 2004.

Colleen Rusch	Vice President	MLPFS, Vice President, Director, Global Private Client Market Investments & Origination Business Control.

The Subadviser

Name	Position with Subadviser	Other Affiliations
Timothy R. Schwertfeger	Chairman and Chief Executive Officer	Chairman and Director (since 1996) of Nuveen Investments, Inc., Nuveen Investments, LLC, Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen Investments Advisors Inc., Nuveen Investments Holdings, Inc.

John P. Amboian	President and Director	President and Director of Nuveen Investments, Inc., Nuveen Investments, LLC, Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen Investments Advisors Inc., and Nuveen Investments Holdings, Inc.

Alan G. Berkshire	Senior Vice President and Secretary	Senior Vice President, Secretary and General Counsel of Nuveen Investments, Inc., Nuveen Investments, LLC, Nuveen Asset Management, Rittenhouse Asset Management, Inc. and Nuveen Investments Holdings, Inc.; Senior Vice President and Secretary of Nuveen Investments Advisors Inc.; Assistant Secretary of NWQ Investment Management Company, LLC and Secretary of Symphony Asset Management, LLC.

Mary E. Keefe	Managing Director and Chief Compliance Officer	Managing Director and Chief Compliance Officer (since 2004) of Nuveen Investments, Inc., Nuveen Investments, LLC, Nuveen Investments Advisers Inc., Nuveen Asset Management, Nuveen Investments Institutional Services Group LLC and Rittenhouse Asset Management, Inc.; formerly, Head of Global Compliance (January 2004 – May 2004) Citadel Investment Group; Director, Midwest Regional Office (1994 – 2003) United States Securities and Exchange Commission.

Margaret E. Wilson	Senior Vice President, Finance	Senior Vice President, Finance of Nuveen Investments, Inc., Nuveen Investments, LLC, Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen Investments Advisors Inc. and Nuveen Investments Holdings, Inc.

Gifford R. Zimmerman	Managing Director, Assistant Secretary and Associate General Counsel	Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President and Assistant General Counsel of Nuveen Investments, LLC; Managing Director (since 2002), General Counsel and Assistant Secretary, formerly, Vice President of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.; Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President (since 2000), of Nuveen Asset Management.

Item 32.    Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act and the rules and regulations thereunder are maintained at the offices of the Registrant at 4 World Financial Center, 5th Floor, New York, NY 10080; the Adviser at 800 Scudders Mill Road, Plainsboro, New Jersey 08536; the Subadviser at 333 West Wacker Drive, Chicago, IL 60606; the Custodian at Two Heritage Drive, North Quincy, Massachusetts 02171; or the Transfer Agent at 1 Wall Street, New York, New York 10286.

Item 33.    Management Services

Not Applicable.

Item 34.    Undertakings

(a) The Fund undertakes to suspend the offering of the shares of common stock covered by this Registration Statement until it amends its prospectus contained in this Registration Statement if (1) subsequent to the effective date of this Registration Statement, its net asset value per share of common stock declines more than 10% from its net asset value per share of common stock as of the effective date of this Registration Statement, or (2) its net asset value per share of common stock increases to an amount greater than its net proceeds as stated in the prospectus contained in this Registration Statement.

(b) The Fund undertakes that:

(1) for purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the registrant pursuant to Rule 497(h) under the Securities Act will be deemed to be part of this Registration Statement as of the time it was declared effective.

(2) for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Registration Statement to be signed on its behalf by the undersigned duly authorized person, in the City of New York, and the State of New York, on the 21st day of March, 2006.

Global Income & Currency Fund Inc.

By:	/s/ MITCHELL M. COX
Name:	Mitchell M. Cox
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MITCHELL M. COX (Mitchell M. Cox)	President (Principal Executive Officer)	March 21, 2006

/s/ DONALD C. BURKE* (Donald C. Burke)	Treasurer (Principal Financial and Accounting Officer)	March 21, 2006

/s/ ANDREW J. DONOHUE* (Andrew J. Donohue)	Director	March 21, 2006

/s/ ALAN BATKIN* (Alan Batkin)	Director	March 21, 2006

/s/ PAUL GLASSERMAN* (Paul Glasserman)	Director	March 21, 2006

/s/ WILLIAM RAINER* (William Rainer)	Director	March 21, 2006

/s/ STEVEN W. KOHLHAGEN* (Steven W. Kohlhagen)	Director	March 21, 2006
* This filing has been signed by each of the persons so indicated by the undersigned as Attorney-in-Fact.

/s/ MITCHELL M. COX (Mitchell M. Cox)	Attorney-in-Fact	March 21, 2006

Exhibit No.	Description

(2)(a)(2)	Articles of Amendment

(2)(a)(3)	Articles of Amendment

(2)(n)	Consent of Deloitte & Touche LLP, independent registered public accounting firm for the Fund.